As filed with the Securities and Exchange Commission on July 29, 2010
Securities Act File No. 33-37458
Investment Company Act File No. 811-06199

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No. 54		[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No. 55		[X]

(Check appropriate box or boxes.)

THE NOTTINGHAM INVESTMENT TRUST II
(Exact Name of Registrant as Specified in Charter)

  116 South Franklin Street, P. O. Box 69, Rocky Mount, North Carolina  27802-0069
    (Address of Principal Executive Offices)                                    (Zip Code)

Registrant’s Telephone Number, including Area Code  (252) 972-9922

A. Vason Hamrick
 116 South Franklin Street, P. O. Box 69, Rocky Mount, North Carolina  27802-0069
(Name and Address of Agent for Service)

With Copies to:

John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
2041 West 141st Terrace, Suite119
Leawood, Kansas 66224

                       Approximate Date of Proposed Public Offering:      As soon as practicable after the
effective date of this filing

It is proposed that this filing will become effective:  (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b);
[   ]  on ______ (date) pursuant to paragraph (b);
[   ]  60 days after filing pursuant to paragraph (a)(1);
[   ]  on ______ (date) pursuant to paragraph (a)(1);
[   ]  75 days after filing pursuant to paragraph (a)(2); or
[   ]  on ______ (date) pursuant to paragraph (a)(2) of rule 485.

THE NOTTINGHAM INVESTMENT TRUST II

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
EARNEST Partners Fixed Income Trust
    -Part A – Institutional Shares Prospectus
    -Part A – Investor Shares Prospectus
    -Part B – Statement of Additional Information
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund
The Brown Capital Management Mid-Cap Fund
    -Part A – Institutional Shares Prospectus
    -Part B – Statement of Additional Information
Part C – Other Information and Signature Page
Exhibit Index
Exhibits

PART A

FORM N-1A

PROSPECTUSES

Institutional Class Shares - CUSIP Number 66976M508, NASDAQ Symbol EPFTX
Investor Class Shares - CUSIP Number 66976J208, NASDAQ Symbol ____________

____________________________________________________________________________________

EARNEST Partners Fixed Income Trust

A series of
The Nottingham Investment Trust II

INSTITUTIONAL CLASS SHARES
INVESTOR CLASS SHARES
____________________________________________________________________________________

PROSPECTUS
July 29, 2010

The EARNEST Partners Fixed Income Trust seeks to preserve capital and maximize total return through active management of investment-grade fixed income securities.

Investment Advisor

EARNEST Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

1-800-525-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.  You should read the prospectus carefully before you invest or send money.

Page
SUMMARY	2
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	3
Performance Information	5
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
THE FUND	7
Investment Objective	7
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	8
Other Investment Policies	9
Disclosure of Portfolio Holdings	9
MANAGEMENT OF THE FUND	9
The Investment Advisor	9
The Administrator	11
The Transfer Agent	11
The Distributor	11
Additional Information on Expenses	12
INVESTING IN THE FUND	13
Minimum Investment	13
Purchase and Redemption Price	13
Purchasing Shares	14
Redeeming Your Shares	16
Frequent Purchases and Redemptions	18
OTHER IMPORTANT INVESTMENT INFORMATION	20
Dividends, Distributions, and Taxes	20
Financial Highlights	21
Additional Information	Back Cover

SUMMARY

Investment Objective.  The Fund seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Investor
Maximum Sales Charge (Load) Imposed On Purchases
(as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Institutional	Investor
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.11%	1.11%
Total Annual Fund Operating Expenses	1.56%	1.81%
Fee Waivers and/or Expense Reimbursements1	1.16%	1.16%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Reimbursements1	0.40%	0.65%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.40% of the average daily net assets of the Fund for the period ending the last day of July 2011.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$41	$379	$740	$1,758
Investor Class Shares	$66	$456	$871	$2,031

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.62% of the average value of its portfolio.

2

Principal Investment Strategies.  The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund’s investment advisor, EARNEST Partners, LLC (“Advisor”), believes are undervalued due to market inefficiencies, offering additional income and price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels.  The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield.  Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

•	historical yield relationship between a security and a corresponding benchmark;
•	credit risk;
•	market volatility;
•	interest rate levels relative to historical interest rate levels; and
•	supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

In managing the Fund, the following additional restrictions are used:

•
Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life.  Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates.  Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

•
At least 90% of the portfolio will be in bonds rated investment grade or better at all times by a nationally recognized securities rating organization or, if no rating exists, of equivalent quality in the determination of the Advisor.  Subject to the limitations of this restriction, the Fund is also permitted to invest in securities that are below investment-grade, including junk bonds.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Credit Risk:  Credit risk is the risk that the issuer or guarantor of a debt security (such as a debenture or a secured corporate bond) or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.

•
Interest Rate Risk:  The price of a bond, debenture, or fixed income security is dependent upon interest rates.  When interest rates increase, the value of securities holdings of the Fund that are subject to this risk will go down.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.

3

•
Maturity Risk:  The Fund does not have a limitation policy regarding the length of maturity of its debt holdings.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk:  The Fund may invest in various rated investment-grade securities, including securities rated BBB by Standard & Poor’s or Fitch, Inc. or Baa by Moody’s Investor Service, Inc.  While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by Standard & Poor’s or Fitch, Inc. and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

•
Junk Bonds or Lower-rated Securities Risk:  Although the Fund generally intends to maintain at least 90% of its assets in investment grade bonds, the Fund is permitted to purchase lower-rated debt securities and junk bonds.  Debt securities rated below Baa by Moody’s and BBB by S&P or Fitch Investors Service, Inc. are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher-rated fixed income securities.

•
Investment Advisor Risk:  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.  There can be no assurance that the Fund will be successful in meeting its objective.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

4

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the Fund’s Institutional Class Shares average annual total returns compare to that of a broad-based securities market index.  The annual returns for the Investor Class Shares are expected to be substantially similar to the annual returns of the Institutional Class Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor Class Shares have a 12b-1 fee.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/33.htm for the Institutional Class Shares and by visiting http://secure.ncfunds.com/TNC/fundpages/34.htm for the Investor Class Shares.

Quarterly Returns During This Time Period
Highest return for a quarter	7.77%	Quarter ended September 30, 2009
Lowest return for a quarter	-2.62%	Quarter ended June 30, 2004
Year-to-date return as of most recent quarter	7.31%	Quarter ended June 30, 2010

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
EARNEST Partners Fixed Income Trust Before taxes After taxes on distributions After taxes on distributions and sale of shares	16.90% 14.66% 10.89%	5.11% 3.30% 3.27%	6.15% 4.26% 4.13%
Barclays Capital Aggregate Bond Index	5.93%	4.97%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

5

Management.

Investment Advisor.  EARNEST Partners, LLC is the Fund’s investment advisor.

Portfolio Manager.  The Fund is co-managed by Douglas S. Folk (Partner at the Advisor) who has served as portfolio manager since 1998 and Christopher J. Fitze (Analyst and Investment Manager at the Advisor) who has served as portfolio manager since 2006.

Purchase and Sale of Fund Shares.  The minimum initial investment is $100,000 and the minimum subsequent investment is $10,000 ($100 under an automatic investment plan) for Institutional Class Shares of the Fund.  The minimum initial investment is $3,000 and the minimum subsequent investment is $500 ($100 under an automatic investment plan) for Investor Class Shares of the Fund.

Purchase and redemption orders by mail should be sent to the EARNEST Partners Fixed Income Trust, Institutional Class Shares or Investor Class Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

6

THE FUND

INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust (“Fund”) seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund’s investment advisor, EARNEST Partners, LLC (“Advisor”), believes are undervalued due to market inefficiencies, offering additional income and price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels.  The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield.  Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

•	historical yield relationship between a security and a corresponding benchmark;
•	credit risk;
•	market volatility;
•	interest rate levels relative to historical interest rate levels; and
•	supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers.  With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

•
Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life.  Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates.  Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

•
At least 90% of the portfolio will be in bonds rated investment grade or better at all times by a nationally recognized securities rating organization (“NRSRO”) or, if no rating exists, of equivalent quality in the determination of the Advisor.  Subject to the limitations of this restriction, the Fund is also permitted to invest in securities that are below investment-grade, including junk bonds.

The Advisor constantly monitors the fixed income markets.  When an opportunity arises to improve the Fund’s portfolio, the Advisor attempts to take advantage of that opportunity by selling existing portfolio securities and purchasing securities the Advisor believes will provide superior future performance.  The Advisor will also sell portfolio securities as necessary to maintain an overall duration that is consistent with its benchmark index.

7

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•
Market Risk:  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.  The Fund’s performance per share may change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

•
Credit Risk:  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund’s shares may be reduced.  The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

•
Interest Rate Risk:  The price of a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates will cause the value of fixed income securities to decrease.  The reverse is also true.  Consequently, there is the possibility that the value of the Fund’s investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise.  Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.  The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

•
Maturity Risk:  Maturity risk is another factor which can affect the value of the Fund’s debt holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

•
Investment-Grade Securities Risk:  Fixed income securities are generally rated by NRSROs.  Fixed income securities rated BBB by Standard & Poor’s® Rating Services (“S&P”) or Baa by Moody’s Investor Services, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.  Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

•
Junk Bonds or Lower-rated Securities Risk: Although the Fund generally intends to maintain at least 90% of its assets in investment grade bonds, the Fund is permitted to purchase lower-rated debt securities and junk bonds.  Debt securities rated below Baa by Moody’s and BBB by S&P or Fitch Investors Service, Inc. are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher-rated fixed income securities.  Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  These risks can reduce value of the Fund’s shares and the income it earns.

8

•
Investment Advisor Risk:  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.  There can be no assurance that the Fund will be successful in meeting its objective.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.  Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund’s performance.

OTHER INVESTMENT POLICIES

The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains.  The payment of taxes on these gains could adversely affect the Fund’s performance.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.  See the “Financial Highlights” section of this Prospectus for the Fund’s portfolio turnover rates for prior periods.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund may, from time to time, make available portfolio holdings information at the following website, http://www.ncfunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month.  To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page.  Search for the Fund using key words such as “EARNEST Partners” and then select the link for the EARNEST Partners Fixed Income Trust Institutional Shares or the EARNEST Partners Fixed Income Trust Investor Shares on the Fund Search Results page.  Under the section entitled “Portfolio Holdings,” there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

EARNEST Partners, LLC is the successor by merger to EARNEST Partners Limited, LLC, which became the investment advisor of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees (“Trustees”) of The Nottingham Investment Trust II (“Trust”) at a meeting held on December 20, 1999.  That agreement was superseded by a new Investment Advisory Agreement (“Investment Advisory Agreement”) that was approved by shareholders of the Fund at a meeting held on May 25, 2000.  Under the Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund’s previous advisor, Investek Capital Management, Inc..  The Investment Advisory Agreement is renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners, LLC, 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, was established in 1997 as a limited liability company organized under the laws of Georgia and was redomesticated to Delaware in 2007.  EARNEST Partners, LLC is owned approximately 87% by Westchester Limited, LLC, a Delaware limited liability company.  As of June 30, 2010, the Advisor had approximately $15 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.  The Fund is primarily managed by an investment team consisting of Douglas S. Folk,

9

CFA, and Christopher J.  Fitze, CFA, who are responsible for the day-to-day management of the Fund’s portfolio.  Mr. Folk is a Partner at the Advisor and became a portfolio manager of the Fund in 1998.  Mr. Folk has served as President of the Fund since 2004, and was Vice President of the Fund’s former advisor from 1996 until the acquisition in 1999.  Previously, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Fitze has been an Analyst and Investment Manager at the Advisor since 2003 and became a portfolio manager of the Fund at the end of 2006.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor’s Compensation.  As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund’s daily average net assets at the annual rate of 0.45%.  However, to limit expenses of the Fund, the Advisor waived its entire advisory fee in the amount of $70,158 for the fiscal year ended March 31, 2010.

Disclosure Regarding Approval of the Investment Advisory Agreement.  A discussion regarding the Trustees’ basis for approving the renewal of the Investment Advisory Agreement for the Fund is available in the Fund’s Semi-annual Report to shareholders for the six-month period ended September 30, 2009 and, when available, in the Semi-annual Report for the six-month period ending September 30, 2010.  You may obtain a copy of these Semi-annual Reports, free of charge, upon request to the Fund.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 0.40% of the average net assets of the Institutional Class Shares and Investor Class Shares of the Fund for the period ending the last day of July 2011.  It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above.  Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $20 million; (ii) the Fund’s total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

10

Brokerage Practices.  In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.  When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.  For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend disbursing agent of the Fund.  As indicated later in the section entitled “Investing in the Fund,” the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.  The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of Fund shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.

The Fund has adopted a plan of distribution in accordance with Rule 12b-1 under the 1940 Act (“Distribution Plan”).  Pursuant to the Distribution Plan, the Fund compensates the Distributor with assets attributable to the Investor Class Shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or the servicing of those shares (this compensation is commonly referred to as “12b-1 fees”).  The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets attributable to the Investor Class Shares.  These activities include, among others, reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares.  Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

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ADDITIONAL INFORMATION ON EXPENSES

Other Expenses.  In addition to the 12b-1 fee for the Investor Class Shares and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUND

MINIMUM INVESTMENT

Institutional Class Shares and Investor Class Shares of the Fund are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund.  The minimum initial investment for the Institutional Class Shares is $100,000 and the minimum additional investment is $10,000 ($100 for those participating in the automatic investment plan).  The minimum initial investment for the Investor Class Shares is $3,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of the Fund’s net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share for each class of shares is calculated by dividing the value of the Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  The net asset value per share for each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded or a recently issued security that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a

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portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s fair valuation policies.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

You can make purchases directly from the Fund by mail or bank wire.  The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  Such orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee receives the order, subject to the order being accepted by the Fund in good form.  The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker, or broker authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason, and (ii) suspend its offering of shares at any time.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent.  The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to “EARNEST Partners Fixed Income Trust,” to:

EARNEST Partners Fixed Income Trust
Institutional Class Shares or Investor Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

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Bank Wire Orders.  Purchases may also be made through bank wire transfers from your financial institution.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $500.  Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub which is attached to your fund confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization).  If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863.  The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received.  The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund.  Payment for the telephone purchase must be received by the Fund within five (5) days.  If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature.  You may exchange shares of the Fund for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside.  Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office.  The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.  Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  If after opening the

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investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

EARNEST Partners Fixed Income Trust
Institutional Class Shares or Investor Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number, class of shares, and number of shares, or the dollar amount, to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

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The Fund may rely upon confirmation of redemption requests transmitted via facsimile (252-972-1908).  The confirmation instructions must include the following:

(1)	The Fund’s name and class;

(2)	Shareholder(s) name and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption proceeds to the shareholder; and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine.  The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Small Accounts.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $3,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days’ prior written notice.  If the shareholder brings his/her account net asset value up to at least $3,000 during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the

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Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts as fixed income securities may be more volatile during certain economic conditions than equity securities and it may be more difficult to sell to meet redemptions in a limited market.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

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The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund’s refusal to accept further purchase and/or exchange orders from such investor.  The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The Advisor currently does not allow exceptions to the policy.

Intermediaries may apply frequent trading policies that differ from those described in this prospectus.  If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually.  Shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions.  Although the Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.  Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied.  Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

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FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund’s Institutional Class Shares’ financial performance for the previous five fiscal years.  Because the Investor Class Shares are newly organized, there is no financial or performance information to be presented here.  Once the information becomes available, you may request it at no charge by calling the Fund at 1-800-773-3863.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the table below have been derived from audited financial statements of the Fund.  The financial data in the table have been audited by BBD, LLP, an independent registered public accounting firm, whose reports covering such periods are incorporated by reference into the SAI.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-800-773-3863.  Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

INSTITUTIONAL CLASS SHARES
(For a Share Outstanding Throughout Each Period)

	Year Ended 3/31/10	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07	Year Ended 3/31/06
Net Asset Value, Beginning of Period	$9.68	$10.51	$10.61	$10.41	$10.63
Income (Loss) from investment operations Net investment income Net realized and unrealized (loss) gain on investments	0.55 1.38	0.55 (0.84)	0.52 (0.09)	0.49 0.21	0.44 (0.19)
Total from Investment Operations	1.93	(0.29)	0.43	0.70	0.25
Less distributions to shareholders from: Dividends (from net investment income)	(0.58)	(0.54)	(0.53)	(0.50)	(0.47)
Net Asset Value, End of Period	$11.03	$9.68	$10.51	$10.61	$10.41
Total Return (a)	20.28%	(2.79)%	4.16%	6.84%	2.36%
Net Assets, End of Period (000’s)	$16,877	$13,075	$34,652	$44,403	$32,012
Average Net Assets for the Period (000’s)	$15,591	$25,623	$41,949	$37,799	$37,536
Ratios of: Gross expenses to average net assets (b) Net expense to average net assets (b) Net investment income to average net assets	1.56% 0.40% 5.10%	1.14% 0.40% 5.23%	0.94% 0.40% 4.86%	0.95% 0.40% 4.66%	0.96% 0.40% 4.10%
Portfolio turnover rate	28.62%	23.61%	19.38%	26.51%	28.13%

(a)
 Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio).

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ADDITIONAL INFORMATION

EARNEST Partners Fixed Income Trust

INSTITUTIONAL CLASS SHARES
INVESTOR CLASS SHARES

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the website listed below and upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-800-525-3863

By mail:
EARNEST Partners Fixed Income Trust
Institutional Class Shares or Investor Class Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina  27803-0365

By e-mail:	info@ncfunds.com

On the Internet:	www.ncfunds.com

Information about the Fund (including the Fund’s SAI, financial reports, Form N-Q and other information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Investment Company Act file number 811-06199

Prospectus

Mid-Cap Fund (BCMSX)
Small Company Fund (BCSIX)
International Equity Fund (BCIIX)

Institutional Shares

July 29, 2010

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.  You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the Institutional Shares of the three Brown Capital Management Funds (each a “Fund” and collectively, “Funds”) – all equity funds:

•	The Brown Capital Management Mid-Cap Fund,
Cusip Number 66976M771
NASDAQ Symbol BCMSX

•	The Brown Capital Management Small Company Fund, and
Cusip Number 66976M409
NASDAQ Symbol BCSIX

•	The Brown Capital Management International Equity Fund.
Cusip Number 66976M813
NASDAQ Symbol BCIIX

SUMMARY	2
The Brown Capital Management Mid-Cap Fund	2
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	4
Performance Information	5
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
The Brown Capital Management Small Company Fund	7
Investment Objective	7
Fees and Expenses of the Fund	7
Principal Investment Strategies	8
Principal Risks of Investing in the Fund	8
Performance Information	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
The Brown Capital Management Small Company Fund	11
Investment Objective	11
Fees and Expenses of the Fund	11
Principal Investment Strategies	12
Principal Risks of Investing in the Fund	12
Performance Information	13
Management	13
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
THE FUNDS	14
Investment Objectives	14
Principal Investment Strategies	15
The Brown Capital Management Mid-Cap Fund	15
The Brown Capital Management Small Company Fund	17
The Brown Capital Management International Equity Fund	19
Principal Risks Of Investing In The Funds	21
All The Funds	21
Fund Specific Risk Factors.	22
Other Investment Policies	24
Disclosure of Posrtfolio Holdings	25
MANAGEMENT OF THE FUNDS	26
The Investment Advisor	26
The Administrator	31
The Transfer Agent	31
The Distributor	32
Additional Information on Expenses	32
INVESTING IN THE FUNDS	33
Minimum Investment	33
Purchase And Redemption Price	33
Purchasing Shares	34
Redeeming Your Shares	37
Frequent Purchases and Redemptions	39
OTHER IMPORTANT INVESTMENT INFORMATION	41
Dividends, Distributions, And Taxes	41
Financial Highlights	42
Additional Information	Back Cover

SUMMARY

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.04%
Total Annual Fund Operating Expenses	2.79%
Fee Waivers and/or Expense Reimbursements1	1.49%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements1	1.30%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses to not more than 1.30% of the average daily net assets of the Fund for the period ending the last day of July 2011.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$724	$1342	$3010

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.26% of the average value of its portfolio.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index.  On June 30, 2010, the market value of companies in the Russell Midcap® Growth Index varied from approximately $733 million to approximately $13.7 billion.  The Advisor intends to invest in companies that, at a minimum, meet two specific criteria.  First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate.  This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years.  Second, the company’s stock should be selling at a reasonable valuation.  Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets.

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;
•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach.  Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth.  The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth.  When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate, the Advisor next determines whether the company is trading at a reasonable valuation.

Valuation analysis is the remaining 20% of the investment approach.  To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company.  The required return is translated into a P/E multiple.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid-Cap Companies Risk:  Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies.  Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of two broad-based securities market indexes.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/41.htm.

Quarterly Returns During This Time Period
Highest return for a quarter	22.52%	Quarter ended June 30, 2009
Lowest return for a quarter	-13.59%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	-1.22%	Quarter ended June 30, 2010

Average Annual Total Returns Periods ended December 31, 2009	Past 1 Year	Past 5 Years	Since Inception
Mid-Cap Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	42.19% 41.80% 27.34%	6.15% 5.10% 4.98%	10.13% 9.19% 8.58%
S&P MidCap 400® Index	37.38%	3.27%	9.75%
Russell Midcap® Growth Index	46.29%	2.40%	10.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, Inc. is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Eddie C. Brown (founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Calvin H. Baker (Managing Director and Senior Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman Blakeney (Director/Senior Research Analyst of the Advisor).  Mr. Brown, Mr. Baker, and Mr. Haywood have each served as portfolio manager for the Fund since its inception in 2002, Mr. Pearson has served as portfolio manager since 2005, and Mr. Blakeney has served as portfolio manager since 2008.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, Brown Capital Management Mid-Cap Fund, Institutional Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.21%

    Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1466

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.01% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”).  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity and fixed income markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Small Companies Risk:  Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies.  Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of two broad-based securities market indexes.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/39.htm.

Quarterly Returns During This Time Period
Highest return for a quarter	39.72%	Quarter ended December 31, 2001
Lowest return for a quarter	-26.95%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	-6.50%	Quarter ended June 30, 2010

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	45.57% 45.57% 29.62%	8.36% 7.68% 7.19%	5.16% 4.68% 4.41%
Russell 2000® Index	27.17%	0.51%	3.51%
Russell 2000® Growth Index	34.47%	0.87%	-1.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, Inc. is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Keith A. Lee (Managing Director and Senior Portfolio Manager of the Advisor), Robert E. Hall (Managing Director and Senior Portfolio Manager of the Advisor), Kempton Ingersoll (Managing Director and Senior Portfolio Manager of the Advisor), and Amy Zhang (Managing Director and Senior Portfolio Manager of the Advisor).  Mr. Lee and Mr. Hall have each served as portfolio manager for the Fund since its inception in 1992, Mr. Ingersoll has served as portfolio manager since 2000, and Ms. Zhang has served as portfolio manager since 2002.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, Brown Capital Management Small Company Fund, Institutional Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.78%
Total Annual Fund Operating Expenses	2.78%
Fee Waivers and/or Expense Reimbursements1	0.78%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements1	2.00%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses to not more than 2.00% of the average daily net assets of the Fund for the period ending the last day of July 2011.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$788	$1400	$3052

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.88% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets.  The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Foreign Securities Risk:  Foreign securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of two broad-based securities market indexes.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/40.htm.

Quarterly Returns During This Time Period
Highest return for a quarter	28.60%	Quarter ended June 30, 2009
Lowest return for a quarter	-23.81%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	-8.88%	Quarter ended June 30, 2010

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
International Equity Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	38.84% 38.44% 25.20%	2.28% 1.04% 1.80%	1.87% 1.13% 1.45%
MSCI EAFE® International Gross Index	32.46%	4.02%	1.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, Inc. is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Martin J. Steinik (Managing Director and Senior Portfolio Manager of the Advisor), Stewart L. Gronek (Director and Portfolio Manager of the Advisor), and Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor).  Mr. Steinik has served as portfolio manager for the Fund since 2005, and Mr. Gronek and Mr. Haywood have each served as portfolio manager since 2006.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, Brown Capital Management International Equity Fund, Institutional Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund is long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments for the equity funds.  Each of the Funds is a diversified series of The Nottingham Investment Trust II (“Trust”).

Principal Investment Strategy

The Brown Capital Management Mid-Cap Fund

Goal

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.  The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index.  On June 30, 2010, the market value of companies in the Russell Midcap® Growth Index varied from approximately $733 million to approximately $13.7 billion.  The Mid-Cap Fund will not be limited to investing in securities of companies in any particular market.

Strategy

Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria.  First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate.  This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years.  Second, the company’s stock should be selling at a reasonable valuation.  Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets.  This reasonable valuation criteria allows the Advisor to evaluate whether a company’s share price is undervalued, fairly-valued, or overvalued.  The Advisor has employed this investment approach since 1983.

Fundamental Analysis

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;
•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach.  Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth.  Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company’s financial and operating results over the past three to five years.  The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period.  The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth.  When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach.  To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company.  The required return is translated into a P/E multiple.  Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to “pay” more for future growth in a low interest rate environment, and is generally willing to “pay” less for future growth in a high interest rate environment, all other things being equal.

The Mid-Cap Fund’s portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors.  Consistent with the Advisor’s investment process, the average intended holding period for companies is long-term (three to five years).  The Advisor typically sells securities from the Mid-Cap Fund’s portfolio when the Advisor determines that a company’s future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions, the Mid-Cap Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies.  This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal

The Brown Capital Management Small Company Fund (“Small Company Fund”) invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”).  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

While the Fund is managed in a benchmark agnostic manner, the Fund is commonly compared to the Russell 2000 Growth and Russell 2000 Indices.  Both these benchmarks are widely-recognized unmanaged index of small capitalization common stocks.

Strategy

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity and fixed income markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

% of Total Assets
Equity securities	80 – 99%
Money market instruments	1 – 20%

This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal

The Brown Capital Management International Equity Fund (“International Equity Fund”) invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets.  The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy

The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

Under normal market conditions the portfolio allocation range for the International Equity Fund will be:

% of Total Assets
Equity securities	80 – 99%
Money market instruments	1 – 20%

This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All The Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.  There can be no assurance that the Funds will be successful in meeting their investment objectives.  Generally the Funds will be subject to the following additional risks:

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Funds may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Funds’ portfolios) may decline, regardless of their long-term prospects.  The Fund’s performance per share may change daily in response to such factors.

Investment Style Risk.  Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions.  The returns from the types of stocks purchased by the Funds may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.).  Each type of stock tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Funds may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk.  The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.  Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund’s performance.

Equity Securities Risk. To the extent that the majority of each Fund’s portfolio consists of common stocks, it is expected that each Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk.  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover may also result in the realization of short-term capital gains.  The payment of taxes on these gains could adversely affect each Fund’s performance.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.  See the section of the prospectus entitled “Financial Highlights” for the Funds’ portfolio turnover rates for prior periods.

Fund Specific Risk Factors

Mid-Cap Fund

Mid-Cap Companies Risk.  Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.  These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities.  Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Mid-Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Small Company Fund

The Small Company Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk.  Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.  Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures.  Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

International Equity Fund

Foreign Securities.  The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  The specific risks of investing in foreign securities, among others, include:

•
Emerging Market Risk:  The International Equity Fund may invest a portion of its assets in countries with less developed securities markets.  However, no more than 15% of its portfolio at cost will be invested in emerging markets securities.  There are typically greater risks involved in investing in emerging markets securities.  Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable.  Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.  The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

•
Currency Risk:  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

•
Euro Risk:  The International Equity Fund may invest in securities issued by European issuers.  On January 1, 1999, 11 of the 15 member states of the European Monetary Union (“EMU”) introduced the “Euro” as a common currency.  The transition is now complete and each of the 11 countries successfully adopted the Euro as a common currency.  Going forward, the volatility of the Euro will be dependent on the economic cycles within each country in the European Union and the world, European and global trade flows, the monetary and fiscal policies of the European Central Bank and the European Union, and the willingness of member states to maintain the common currency and expand the union.  As a result, depending on the actions by European member states and situations described above, this may or may not adversely affect the value of the securities held by the International Equity Fund.

•
Political/Economic Risk:  Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund’s foreign investments.

•
Regulatory Risk:  Less information may be available about foreign companies.  In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage, and custody costs, generally are higher than those involving domestic transactions.

  OTHER INVESTMENT POLICIES

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and, to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  The International Equity Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure.  To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, each Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

An investment in one of the Funds should not be considered a complete investment program.  Whether one of the Funds is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles likely will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds may, from time to time, make available portfolio holdings information at the following website, www.ncfunds.com, including the complete portfolio holdings as of the end of each calendar month.  To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page.  Search for the Fund using key words such as “Brown” and then select the link for one of the Funds.  Under the section entitled “Portfolio Holdings,” there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted to the website within three business days of the end of each calendar month and remains available until new information for the next calendar month is posted.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

The Funds’ investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202.  The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds.  The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  Subject to the authority of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets.  The Advisor manages the investment and reinvestment of the Funds’ assets.  The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie C. Brown.  The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983.  As of March 31, 2010, the Advisor had approximately $2.5 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

Fund	Portfolio Manager	Work Experience
Mid-Cap Fund	Management Team
The Fund is team-managed.  Mr. Brown is founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor.  Mr. Brown has been with the Advisor since its inception in 1983.  Calvin H. Baker, Maurice L. Haywood, Walton D. Pearson, and Daman Blakeney work together with Mr. Brown to manage the Mid-Cap Fund.  Mr. Baker, Managing Director and Senior Portfolio Manager, joined the Advisor in August 2000.  Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from September 1991 to June 2000.  From September 1988 to July 1991 he also served as a Financial Executive at Economic Development Corporation.  Mr. Haywood, Managing Director and Senior Portfolio Manager, joined the Advisor in February 2000.  Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from November 1993 to January 2000.  From August 1987 to November 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago.  Mr. Pearson, Managing Director and Senior Portfolio Manager, joined the Advisor in February 2005.  Prior to this, Mr.

Fund	Portfolio Manager	Work Experience

 Pearson was a Managing Director and Senior Portfolio Manager at Putnam Investment from February 2003 to January 2005.  From April 1993 to February 2003, he served as Senior Vice President and Senior Portfolio Manager for Alliance Capital Management.  Mr. Blakeney, Director/Senior Research Analyst, joined the Advisor in June 2008.  Prior to this, Mr. Blakeney was an Equity Analyst at Voyageur Asset Management, Inc., from December 2005 to May 2008 and an Equity Research Analyst at Victory Capital Management Inc. from August 1999 to August 2005.

Small Company Fund	Management Team
The Fund is team managed.  Keith A. Lee is Managing Director and Senior Portfolio Manager and has been a portfolio manager of the Advisor since 1991.  Prior to this, Mr. Lee was a Vice President at Nexus Consulting from June 1990 to June 1991.  From November 1987 to July 1988, Mr. Lee was an Investment Representative at BT Alex Brown.  Mr. Lee works with Robert E. Hall, Kempton Ingersol, and Amy Zhang in the management of the fund.  Mr. Hall, Managing Director and Senior Portfolio Manager, joined the Advisor in September 1993.  Prior to this, Mr. Hall was an Investment Advisor at the Investment Center from March 1990 to August 1993.  From April 1983 to December 1989, Mr. Hall was an Advisor and Portfolio Manager for Emerging Growth Partners.  Mr. Ingersol, Managing Director and Senior Portfolio Manager, joined the Advisor in March 1999, but assumed his current role in November 2000.  From March 1999 through October 2000, Mr. Ingersol served as Brown Capital Management’s Marketing Director in the Texas Region.  Prior to that, he was an Investment Banker at Dain Rauscher Incorporated and Grigsby Brandford & Company from June 1997 to March 1999 and April 1994 to June 1997, respectively.  Ms. Zhang, Managing Director and Senior Portfolio Manager, joined the Advisor in December 2002.  Prior to joining the Advisor, Ms. Zhang was an analyst at Epsilon Investment Management LLC and Templeton from June 1999 to September 2002 and January 1998 to June 1999, respectively.

Fund	Portfolio Manager	Work Experience
International Equity Fund	Management Team
The Fund is team managed by Martin J. Steinik, Stewart L. Gronek, and Maurice L. Haywood.  Mr. Steinik is Managing Director and Senior Portfolio Manager and joined the Advisor in August 2005.  Prior to this, Mr. Steinik was Vice President and Equity Analyst at JP Morgan from April 2002 to August 2005.  From July 2001 to April 2002, Mr. Steinik was an Equity Analyst at Morgan Stanley and from May 1994 to August 1999, he served as Research Analyst for Templeton Investment Council.  Mr. Gronek is a Director and Portfolio Manager and joined the Advisor in November 2006.  Prior to this, Mr. Gronek was a Senior Financial Analyst at PetSmart Inc. from March 2006 to November 2006.  From August 2004 to March 2006, Mr. Gronek was an Equity Analyst at JP Morgan.  In addition, prior experience includes working as a Trust Officer and Global Accounting Analyst at The Northern Trust Company and a Research Analyst at M.A. Weatherview & Company.

The Fund’s SAI provides additional information about the portfolio managers, their compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Advisor’s Compensation.  As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds’ average daily net assets at the annual rate of:

Mid-Cap Fund:
0.75% on all assets

Small Company Fund:
1.00% on all assets

        International Equity Fund:
1.00% of the first $100 million
0.75% on all assets over $100 million

During the Funds’ most recent fiscal year ended March 31, 2010, the Advisor waived a portion of the advisory fees for the International Equity Fund and all of its fees for the Mid-Cap Fund.  Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

Fees Paid to the Advisor
Fund                                   as a Percentage of Assets

Mid-Cap Fund	0.00%
Small Company Fund	1.00%
International Equity Fund	0.23%

Disclosure Regarding Approval of the Advisory Contracts.  A discussion regarding the Trustees’ basis for approving the renewal of the advisory contracts on behalf of the Funds is available in the Funds’ Semi-annual Report to shareholders for the six-month period ended September 30, 2009 and, when available, in the Semi-annual Report for the six-month period ending September 30, 2010.  You may obtain a copy of these Semi-annual Reports, free of charge, upon request to the Funds.

Expense Limitation Agreements.  In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for period ending the last day of July 2011.  It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above.  Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund and the International Equity Fund or $15 million for the Mid-Cap Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices.  In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.  When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor.  Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor.  The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry’s customary brokerage commission for similar transactions.  In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

Payments to Financial Intermediaries.  The Advisor or the Distributor may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds.  Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services, and certain other marketing support services.  The Advisor may make these payments from its own resources.  In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, and any other financial intermediary having a selling, administration, or similar agreement with the Advisor or the Distributor.

The Advisor may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds.  The benefits that the Advisor receives when these payments are made include, among other things, placing the Funds on the financial intermediaries funds sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management.  Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”).  The Advisor compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.  The revenue sharing payments that the Advisor makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments).  Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts.  The revenue sharing payments the Advisor may make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (Sales-Based Payments).  Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

The Advisor also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars, or sales or training programs at which the Advisor’s personnel may make presentations on the Funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service.  Certain of these payments are subject to limitations under applicable law.

The Advisor is motivated to make the payments described above since they promote the sale of Funds shares and the retention of those investments by clients of financial intermediaries.  Although it is expected that an increase in the Funds’ assets would benefit shareholders by reducing the expense ratios, there can be no assurance that such benefit will be realized.  To the extent financial intermediaries sell more shares of Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management fees paid to the Advisor by the Funds with respect to those assets.  In certain cases, these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus.  You can ask your financial intermediary about any payments it receives from the Advisor or the Funds, as well as about fees and/or commissions it charges.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services.  In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.

THE TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend disbursing agent of the Funds.  As indicated later in the section of this prospectus entitled “Investing in the Funds,” the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares.  The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

ADDITIONAL INFORMATION ON EXPENSES

In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of their independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The Funds’ Institutional Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan).  Each of the Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining a Fund’s Net Asset Value.  The price at which shares are purchased and redeemed is based on the next calculation of a Fund’s net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  Each Fund’s net asset value per share is calculated by dividing the value of the particular fund’s total assets, less liabilities (including that fund’s expenses, which are accrued daily), by the total number of outstanding shares of that fund.  To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.  The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Funds’ total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Funds normally use third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation.  Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds.

PURCHASING SHARES

You can make purchases directly from the Funds by mail or bank wire.  The Funds have also authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized broker or broker-authorized designee receives the order, subject to the order being accepted by the Fund in good form.  The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason, and (ii) suspend their offering of shares at any time.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the particular Fund(s), Administrator, and Transfer Agent.  The particular Fund(s) will charge a $35 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

Brown Capital Management Funds
[Name of Fund]
Institutional Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Please remember to add a reference to the applicable Fund and to “Institutional Shares” on your check to ensure proper credit to your account.  The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your cancelled check back.  If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

Bank Wire Orders.  Purchases may also be made through bank wire transfers from your financial institution.  To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226 for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number.

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $500.  Before adding funds by bank wire, please call the Funds at 1-877-892-4226 for wire instructions and to advise the Funds of the investment, dollar amount, and account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature.  You may exchange shares of any of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside.  Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged.  Institutional Shares may only be exchanged for Institutional Shares.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Funds normally do not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Funds’ share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information.  If after opening the investor’s account the Funds are unable to verify the investor’s identity after having used reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Funds close an investor’s account because the Funds were unable to verify the investor’s identity, the Funds will value the account in accordance with the Funds’ next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Brown Capital Management Funds
[Name of Fund]
Institutional Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request.  The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (252-972-1908).  The confirmation instructions must include the following:

(1)	Designation of Institutional Shares and name of fund (Mid-Cap Fund, Small Company Fund, or International Equity Fund),
(2)	Shareholder(s) name and account number,
(3)	Number of shares or dollar amount to be redeemed,
(4)	Instructions for transmittal of redemption proceeds to the shareholder, and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days on which your financial institution is not open for business.  You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.  See “Signature Guarantees” below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine.  Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions.  The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.  Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan.  A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash.  Call or write the Funds for an application form.

Small Accounts.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days’ prior written notice.  If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Signature Guarantees.  To protect your account and each of the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender.  The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds.  These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Funds’ securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Funds may face unfavorable impacts as fixed income securities may be more volatile during certain economic conditions than equity securities and it may be more difficult to sell to meet redemptions in a limited market.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Funds.  The Funds do not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in that Fund by the Fund’s refusal to accept further purchase and/or exchange orders from such investor.  Each Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to those Funds.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund.  Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The Advisor currently does not allow exceptions to the policy.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT
INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually.  A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions.  Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.  Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied.  Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders of a Fund may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares in a Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares, provided that any loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities.  You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund’s foreign tax obligations, provided that you meet certain requirements and the Fund satisfies certain requirements.  See your tax adviser or IRS publications for more information.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of shares of a Fund are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights that follow are intended to help you understand each Fund’s financial performance for the previous five fiscal years.  Certain information reflects financial results for a single fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial data included in the tables below have been derived from audited financial statements of each of the Funds.  The financial data in the table for each period have been audited by BBD, LLP, an independent registered public accounting firm, whose reports covering such years are incorporated by reference into the SAI.  This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Funds at 1-877-892-4226.  Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds.

The Brown Capital Management Mid-Cap Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

Year ended March 31,

	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$9.86	$12.95	$14.26	$15.87	$14.18

Income from investment operations:
Net investment income (loss)	(0.06)	0.36	(0.09)	(0.08)	(0.09)
Net realized and unrealized gain (losses) on securities	5.91	(3.05)	(0.25)	0.11	2.64
Total from investment operations	5.85	(2.69)	(0.34)	0.03	2.55

Less distributions:
Dividends (from net investment income)	--	(0.40)	--	--	--
Distributions (from capital gains)	--	--	(0.97)	(1.64)	(0.86)
Total Distributions:	--	(0.40)	(0.97)	(1.64)	(0.86)

Net Asset Value, End of Period	$15.71	$9.86	$12.95	$14.26	$15.87

Total return (a)	59.33%	(20.80)%	(3.13)%	0.29%	18.43%

Ratios/supplemental data

Net Assets, End of Period (in thousands)	$10,118	$2,251	$2,675	$2,769	$2,850
Average Net Assets for the Period (in thousands)	$8,513	$2,509	$2,913	$2,714	$2,560

Ratio of gross expenses to average net assets (b)	2.79%	4.16%	2.81%	3.20%	3.36%
Ratio of net expenses to average net assets (b)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment loss to average net assets	(0.47)%	1.19%	(0.65)%	(0.53)%	(0.60)%

Portfolio turnover rate	35.26%	51.21%	63.43%	65.13%	80.70%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio).

The Brown Capital Management Small Company Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

Year ended March 31,

	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$23.71	$31.63	$35.44	$34.90	$27.04

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.15)	(0.26)	(0.30)	(0.35)
Net realized and unrealized gain (loss) on securities	12.89	(7.44)	0.22	4.42	8.21
Total from investment operations	12.73	(7.59)	(0.04)	4.12	7.86

Less distributions:
Distributions (from capital gains)	--	(0.33)	(3.77)	(3.58)	--

Net Asset Value, End of Year	$36.44	$23.71	$31.63	$35.44	$34.90

Total return (a)	53.69%	(24.00)%	(1.33)%	12.56%	29.07%

Ratios/supplemental data

Net Assets, End of Year (in thousands)	$756,245	$312,066	$297,437	$328,085	$396,243
Average Net Assets for the Year (in thousands)	$539,424	$317,926	$318,185	$361,229	$412,533

Ratio of gross expenses to average net assets (b)	1.21%	1.24%	1.22%	1.20%	1.19%
Ratio of net expenses to average net assets (b)	1.21%	1.24%	1.22%	1.20%	1.19%
Ratio of net investment loss to average net assets	(0.63)%	(0.64)%	(0.77)%	(0.77)%	(0.97)%

Portfolio turnover rate	13.01%	8.09%	20.91%	14.08%	9.98%

(a)
 Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio).

The Brown Capital Management International Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

Year ended March 31,

	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$5.99	$12.33	$16.68	$14.17	$11.82

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.12	0.15	0.03	0.03
Net realized and unrealized (loss) gain on
securities and foreign currency translations	3.63	(5.75)	(1.43)	2.99	2.32
Total from investment operations	3.64	(5.63)	(1.28)	3.02	2.35

Less distributions:
Dividends (from net investment income)	(0.06)	(0.12)	(0.05)	(0.02)	--
Distributions (from capital gains)	--	(0.59)	(3.02)	(0.49)	--
Total distributions	(0.06)	(0.71)	(3.07)	(0.51)	--

Net Asset Value, End of Year	$9.57	$5.99	$12.33	$16.68	$14.17

Total return (a)	61.09%	(46.39)%	(9.84)%	21.46%	19.88%

Ratios/supplemental data

Net Assets, End of Year (in thousands)	$12,811	$6,827	$14,628	$17,235	$12,906
Average Net Assets for the Year (in thousands)	$10,445	$10,248	$16,854	$15,099	$11,234

Ratio of gross expenses to average net assets (b)	2.78%	2.85%	2.15%	2.09%	2.23%
Ratio of net expenses to average net assets (b)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment (loss) income to average net assets	0.01%	1.32%	1.10%	0.20%	0.25%

Portfolio turnover rate	43.88%	46.08%	53.61%	30.86%	27.89%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio) and after any waivers or reimbursements (net expense ratio).

Additional Information

Please see the back cover of this prospectus on how to contact the Funds and how to receive additional information regarding the Funds.

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this prospectus.  Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders.  The Funds’ Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

Documented:	Internet:

Brown Capital Management Funds	www.ncfunds.com
Institutional Shares
c/o Nottingham Shareholder Services
The Nottingham Company
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone:	E-mail:

1-877-892-4BCM	Info@ncfunds.com
1-877-892-4226

Information about the Funds (including each Fund’s SAI, financial reports, Form N-Q, and other information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Investment Company Act file number 811-06199

PART B

FORM N-1A

STATEMENTS OF ADDITIONAL INFORMATION

EARNEST Partners Fixed Income Trust

Institutional Class Shares
 Ticker Symbol EPFTX

Investor Class Shares
 Ticker Symbol N/A

July 29, 2010

A Series of
THE NOTTINGHAM INVESTMENT TRUST II
116 South Franklin Street, Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Telephone 1-800-525-3863

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	5
PORTFOLIO TRANSACTIONS	6
NET ASSET VALUE	7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	8
DESCRIPTION OF THE TRUST	8
ADDITIONAL INFORMATION CONCERNING TAXES	9
MANAGEMENT AND OTHER SERVICE PROVIDERS	13
SPECIAL SHAREHOLDER SERVICES	22
DISCLOSURE OF PORTFOLIO HOLDINGS	23
FINANCIAL STATEMENTS	25
APPENDIX A – DESCRIPTION OF RATINGS	26
APPENDIX B – PROXY VOTING POLICIES	30

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for the EARNEST Partners Fixed Income Trust (“Fund”), dated the same date as this SAI, relating to the Fund’s Institutional Class Shares and Investor Class Shares, and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Report to shareholders is incorporated by reference into this SAI.  Copies of the Fund’s Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as set forth in the Prospectus of the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.  The Fund commenced operations on November 15, 1991 and is a separate diversified series of The Nottingham Investment Trust II (“Trust”), an open-end management investment company.  The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements.  The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  EARNEST Partners, LLC (“Advisor”), the investment advisor to the Fund, will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments.  The Fund may invest in money market instruments.  Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities.  The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

2

Corporate Bonds.  The Fund’s investments in corporate debt securities will be based on credit analysis and value determination by the Advisor.  The Advisor’s selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors.  The Fund intends to maintain at least 90% of its assets in investment-grade bonds as determined by Moody’s, S&P, or Fitch or, if no rating exists, of equivalent quality in the determination of the Advisor.  See the Prospectus section entitled “Principal Risks of Investing in the Fund” for risks associated with investment-grade securities.  The Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are considered speculative and may be subject to risks of non-payment of interest and principal.  The Advisor will continuously monitor the ratings of securities held by the Fund and the creditworthiness of their issuers.  For a more complete description of the various bond ratings for Moody’s, S&P, and Fitch, see Appendix A to the SAI.

Mortgage Pass-Through Certificates.  Obligations of GNMA, FNMA, and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages.  Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer.  For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government.  Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency.  Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit.  Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.  The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations.  The Fund intends to invest in collateralized mortgage obligations (“CMOs”), which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually.  The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  That volatility will affect the Fund’s share prices.  Most CMOs are rated AAA by S&P or Fitch or Aaa by Moody’s, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

Other Mortgage Related Securities.  In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Fund.  In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result.  That could cause their values to fluctuate more, and the prices of the Fund’s shares to fluctuate more and to fall.

The Advisor expects that governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund’s investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.  In addition to CMOs, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

3

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Fund may invest in other asset-backed securities that may be developed in the future.  The Fund will purchase only asset-backed securities rated A or better by Moody’s, S&P, or Fitch, or, if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities.  The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.  Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price.  That volatility will affect the Fund’s share prices.

Foreign Securities.  The Fund may invest in the securities of foreign private issuers.  The same factors would be considered in selecting foreign securities as with domestic securities.  Foreign securities investment presents special consideration not typically associated with investment in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts (“ADRs”).  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies.  In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund’s investment objective.  The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the value of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the value of the Fund’s total assets.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Forward Commitments and When-Issued Securities.  The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time.  The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price.  Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance.  Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.  The Fund may realize short-term gains or losses upon such sales.

Borrowing.  The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund’s total assets.  The Fund may pledge its assets to secure its borrowing.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs, reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund.  Any and all such borrowing will comply with the requirements of the 1940 Act, which requires, among other things, the maintenance of

4

certain asset coverage tests for such borrowings.  Borrowing may also exaggerate changes in the Fund’s Net Asset Value and in the return of the Fund.  Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose, means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.  The Fund will not change its investment objective that is stated in the Prospectus without shareholder approval.

As a matter of fundamental policy, the Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in this SAI;

(6)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own, a short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9)	Participate on a joint or joint and several basis in any trading account in securities;

(10)
Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund’s net assets);

(11)
Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in this SAI;

(12)
Invest in securities other than securities that are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

5

(13)	Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (i) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund’s total assets; and the Fund may pledge its assets to secure all such borrowings;

(15)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16)	Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust’s Board of Trustees (each a “Trustee” or collectively, “Trustees”), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  The Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures when executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such

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transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (“SEC”). The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2010, 2009, and 2008, all portfolio transactions of the Fund were handled as principal transactions.  Accordingly, there were no brokerage commissions paid during those years.

NET ASSET VALUE

The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time, Monday through Friday).  The Fund’s net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular

7

investment Fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or the Fund’s distributor, Capital Investment Group, Inc. (“Distributor”).  Selling dealers have the responsibility of transmitting orders promptly to the Fund.  The public offering price of shares of the Fund equals net asset value.  The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above.  The fund’s net asset value per share is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.  The Distributor receives the sales charge as the Fund’s distributor and may reallow it in the form of dealer discounts and brokerage commissions.

Redemptions.  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

DESCRIPTION OF THE TRUST

The Trust was organized as an unincorporated business trust under Massachusetts law on October 25, 1990.  The Trust’s Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Amended and Restated Declaration of Trust currently provides for the shares of four active series, as follows:  the EARNEST Partners Fixed Income Trust managed by EARNEST Partners, LLC of Atlanta, Georgia; and, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund managed

8

by Brown Capital Management, Inc. of Baltimore, Maryland (“Brown Capital Management Funds”).  The number of shares of each series shall be unlimited.  The Fund currently offers Institutional Class Shares and Investor Class Shares.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Fund has adopted a Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Fund may offer multiple classes of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

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A U.S. shareholder is a beneficial owner of the Fund’s shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC.  The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the

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Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, from preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was

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paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

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Taxation for Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as “interest-related dividends” are generally not subject to the 30% withholding and distributions designated by the Fund as “short-term capital gain dividends” are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. The Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), as well as each officer of the Trust.  The Chairman of the Board of Trustees is an Independent Trustee.  The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina  27804. In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reach a conclusion to have the Trustees serve on the Board:

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 78	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Starboard Investment Trust for the four series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies).

James H. Speed, Jr., 57	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following: Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Starboard Investment Trust for the four series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank.

Interested Trustees*
Keith A. Lee, 50 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Brown Capital Management Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Brown Capital Management Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
Other Officers
Eddie C. Brown, 69 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Brown Capital Management Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard K. Bryant, 51 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a
Douglas S. Folk, 49 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 33	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 43	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 2008	Systems Analyst for The Nottingham Company since 2005; previously, Fund Accountant for The Nottingham Company.	n/a	n/a
Julian G. Winters, 41 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

Trustee Standing Committees.  The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.  The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters.  The Board of Trustees currently established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee and the Nominating Committee does not consider nominees recommended by the Fund’s shareholders.  The Nominating Committee meets only as necessary.  The Nominating Committee did not meet during the Fund’s last fiscal year.

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Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Governance Committee: The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the Fund's last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows for each Trustee the amount of equity securities of the Fund beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex, as of a valuation date of December 31, 2009.  The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	A	A
James H. Speed, Jr.	A	A
Interested Trustees
Keith A. Lee	A	A

* Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone.  All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2010.  Each of the Trustees currently serves as a Trustee to the four series portfolios of the Trust, including the Fund.

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Compensation Table

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Trust Paid to Trustees
Independent Trustees
Jack E. Brinson, Trustee	$1,250	None	None	$6,000
James H. Speed, Jr., Trustee	$1,250	None	None	$6,000
Interested Trustees
Keith A. Lee, Trustee	None	None	None	None

Codes of Ethics.  The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held or acquired by persons subject to a code).  The codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Policies and Procedures are included as Appendix B to the SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863.  This information is also available on the SEC’s website at www.sec.gov.

Principal Holders of Voting Securities.  As of July 15, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Fund as of July 15, 2010.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund

Bolivar Medical Center Post Office Box 298 Cleveland, MS 38732-0298	543,952.728 Shares	34.46%*

ING Life Insurance and Annuity Co. One Orange Way Windsor, CT 06095	229,850.902 Shares	14.56%

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United Neighborhood Houses of New York 70 West 36th Street New York, NY 10018	185,980.514 Shares	11.78%

Wells Fargo Bank, NA FBO MBHS Foundation A/C 13637200 P.O. Box 1533 Minneapolis, MN 55480	116,888.793 Shares	7.40%

Nancy S. Speed 1220 Luse Rd. Benton, MS 10018	96,174.066 Shares	6.09%

     * Deemed a “control person” of the Fund as defined by applicable SEC regulations.  Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
None

Investment Advisor and Other Service Providers

Investment Advisor.  Investek Capital Management, Inc. (“Former Advisor”), 317 East Capitol Street, Suite 101, Jackson Mississippi 39201, served as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust from commencement of operations (November 15, 1991) to December 31, 1999.  EARNEST Partners, LLC, 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309 is the successor by merger to EARNEST Partners Limited, LLC, which on December 31, 1999 became the investment advisor pursuant to an Interim Investment Advisory Agreement approved by the Trustees of the Trust at a meeting held on December 20, 1999.  EARNEST Partners, LLC is owned approximately 87% by Westchester Limited, LLC, a Delaware limited liability company.  On May 25, 2000, shareholders approved a new Investment Advisory Agreement (“Advisory Agreement”) for the Fund that is substantially the same as the previous investment advisory agreement between the Trust and the Former Advisor.  Detailed information about the agreements and the Advisor and its duties and compensation as Advisor is contained in the Prospectus.  The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio management team for the Fund is listed in the Prospectus along with descriptions of their work experience.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

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The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund, subject to an annual expense limitation equal to 0.40% of the average net daily assets of the Fund.  For the fiscal years ended March 31, 2010, 2009, and 2008, the Advisor waived all of its fees in the amounts of $70,158, $115,303, and $188,772, respectively.

Compensation of Portfolio Managers.  The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, a discretionary bonus, and possibly equity ownership.  A portion of the bonus may consist of profit sharing and/or deferred compensation.  The Advisor matches a portion of employees’ 401(k) contributions, if any.  The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares by Portfolio Managers.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended March 31, 2010 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Douglas S. Folk	A
Christopher J. Fitze	A

Other Accounts Managed by Portfolio Managers.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of the end of the Fund’s fiscal year ended March 31, 2010.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Douglas S. Folk	1	$133,883,901	3	$47,606,868	81	$4,384,235,036
Accounts where advisory fee is based upon account performance	0	0	0	$0	1	$154,947,301
Christopher J. Fitze	1	$133,883,901	3	$47,606,868	81	$4,384,235,036
Accounts where advisory fee is based upon account performance	0	0	0	$0	1	$154,947,301

Portfolio Managers’ Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include, for example, foundation, private accounts, endowments, corporate pension, insurance, mutual fund, and other pooled investment vehicles (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index the Fund uses for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of other accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.  The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  For some of these investment strategies, the Advisor may be compensated based on the performance of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines.  When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator.  The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company (“Administrator”), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month.  In addition, the Administrator receives a base monthly fund accounting fee of $2,250 with an additional fee of $750 for each Class of Shares beyond the initial Class of Shares of the Fund plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund for fund accounting and recordkeeping services for the Fund.  The Administrator will also receive the following to procure and pay the custodian for the Fund: 0.02% on the first $100 million of each Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800.  The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2010 2009, and 2008, the Administrator received from the Fund general administration fees of $24,000, $32,745, and $52,437, and fund accounting fees of $28,559, $29,562, and $31,195, respectively.

The Administrator performs the following services for the Fund: (i) coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Fund.  The Administrator pays for certain shareholder servicing and sub-transfer agent fees paid to financial intermediaries.

Transfer Agent.  The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  The Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month plus and additional $500 per month per additional Class of Shares.  For the fiscal years ended March 31, 2010, 2009, and 2008, the Transfer Agent received $23,169, $19,964, and $19,582, respectively, in such fees for its services from the Fund.

Distributor.  The Fund conducts a continuous offering.  Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.  The Distributor is controlled by Richard K. Bryant, an officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr. Vice President of the Distributor.

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The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.

The Fund has adopted a plan of distribution (“Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to its Investor Class Shares (see “Management of the Fund – Distributor” in the Prospectus).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  Potential benefits of the Plan to the Investor Class Shares of the Fund include improved shareholder services; savings to the Investor Class Shares of the Fund in transfer agency costs, advisory fees, and other expenses; benefits to the investment process through growth and stability of assets; and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.  No independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Plan or Distribution Agreement.

Under the Plan, the Investor Class Shares may expend up to 0.25% their average daily net assets annually to finance any activity primarily intended to result in the sale of that class of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  Such expenditures, paid as service fees to any person who sells Investor Class Fund shares, may not exceed 0.25% of that class of the Fund’s average annual net asset value.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Investor Class Shares of the Fund with respect to the Investor Class Shares of the Fund regardless of the level of expenditures made by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation, the costs of: (i) printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Fund shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the sale of shares of the Fund; and (vi) any other activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

Custodian.  Union Bank, 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Fund’s assets.  The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The custodian’s compensation is subject to a minimum annual amount of $5,000 for the Fund.

Compliance Services Provider.  The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  NCS receives compensation from the Fund for this service at an annual rate of $7,750.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund, audit the annual financial statements of the Fund, and prepare the Fund’s federal and state tax returns.  A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

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Legal Counsel.  The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, KS 66224, serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares of a particular class with a value of $50,000 or more may establish a systematic withdrawal plan for the applicable class of shares.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested.  The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

EARNEST Partners Fixed Income Trust
Institutional Class Shares or Investor Class Shares (please specify)
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Funds – Purchase and Redemption Price” in the Prospectus.

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Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Redeeming Your Shares – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders and to avoid possible conflicts of interest.  The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer.  In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”).  The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.  The portfolio holdings information provided in these reports is as of the end of the respective quarter.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863.  These reports are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Fund’s complete portfolio holdings as of the end of each calendar month.  The Fund will generally make this information available to the public at www.ncfunds.com within ten days of the end of the calendar month and such information will remain available until new information for the next calendar month is posted.  The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts and rating and trading entities until one day after such information has been publicly disclosed on the Fund’s website or as described below.

The Trust’s service providers which have contracted to provide services to the Trust and the Fund, including, for example, the custodian and the Administrator, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure.  Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so.  The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.
to financial printers (V.G. Reed & Sons, PrintGrafix-a division of Sunbelt Graphic Systems, Inc., PrinterLink Communications Group, Inc., and Riverside Printing, Inc.) within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

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3.
to the Administrator, Transfer Agent, Distributor, NCS, custodian, and legal counsel as identified in the Fund’s Prospectus and SAI, on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information for which the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  These third parties may include:

1.           financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.           research companies that allow the Advisor to perform attribution analysis for the Fund; and

3.           the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Advisor may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities.  The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings.  These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor determines that the Fund has a legitimate business purpose for doing so.  The nature and content of the views and statements provided to each of these persons may differ.  From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings.  This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance.  The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end.  The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph.  The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities.  The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts.  In many cases, these other products are managed in a similar fashion to the Fund and thus have similar portfolio holdings.  The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Fund.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder.  Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders.  There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board.

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Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable.

Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Fund and its shareholders from providing such information.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended March 31, 2010, including the financial highlights appearing in the Annual Report to shareholders, are incorporated herein by reference and made a part of this document.

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APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below.  A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

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Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

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VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

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Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Policies and Procedures, including a detailed description of the Advisor’s specific proxy voting guidelines.

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THE NOTTINGHAM INVESTMENT TRUST II
PROXY VOTING AND DISCLOSURE POLICY

I.           Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that The Nottingham Investment Trust II (“Trust”) and each of its series of shares (individually a “Fund” and collectively “Funds”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.           Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.           Delegation to Fund’s Advisor

The Board believes that each Fund’s investment advisor (“Advisor”) is in the best position to make individual voting decisions for such Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

1.	to make the proxy voting decisions for the Fund; and

2.
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund for which the Advisor serves as investment advisor.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

C.           Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund’s Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as

31

defined below).  In addition, provided the Fund’s Advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.           Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
3.	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief identification of the matter voted on;
6.	Whether the matter was proposed by the issuer or by a security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

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IV.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

1.	A copy of this Policy;
2.	Proxy statements received regarding each Fund’s securities;
3.	Records of votes cast on behalf of each Fund; and
4.	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.           Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee’) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

33

EARNEST PARTNERS, LLC
PROXY POLICIES AND PROCEDURES

1.           Proxy Policies

The best interest of clients and plan participants (the “Client”) will be the sole consideration of EARNEST Partners (the “Adviser”) when voting proxies of portfolio companies.  Each proxy issue will receive individual consideration based on the relevant facts and circumstances.  As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
•	The Adviser will not announce its voting intentions or the reasons for a particular vote.
•	The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
•
All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them.  It is the Adviser’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2.           Proxy Procedures

The Adviser has designated a Proxy Director.  The Proxy Director will consider each issue presented on each portfolio company proxy.  The circumstances underlying each proxy issue will be given careful individual attention.  The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.  Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines).  Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines.  In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently RiskMetrics’ Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest.  In general, RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon request.  You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

34

2010 Taft-Hartley U.S. Proxy Voting Guidelines

January 2010

Copyright © 2010 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group  is a trademark used herein under license.

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PROXY VOTING POLICY STATEMENT AND GUIDELINES	6
DIRECTOR ELECTIONS	7
Voting on Director Nominees in Uncontested Elections	7
Voting for Director Nominees in Contested Elections	9
Independent Directors	9
Non-Independent Chairman	10
Excessive Directorships	11
Performance/Governance Evaluation for Directors	11
Director Diversity	12
Stock Ownership Requirements	12
Classified Boards ~ Annual Elections	13
Board and Committee Size	13
Limit Term of Office	14
Cumulative Voting	14
Failure to Act on Shareholder Proposals Receiving Majority Support	15
Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)	15
Shareholder Access to the Proxy (“Open Access”)	16
Majority Threshold Voting Requirement for Director Elections	16
Establish An Office of the Board	17
Director and Officer Indemnification ~ Liability Protection	17
Indemnification	17
COMPENSATION	18
Stock Option Plans	19
Methodology for Analyzing Pay Plans	20
Voting Power Dilution (VPD) Calculation	21
Fair Market Value, Dilution and Repricing	21
Burn Rate	21
Executive Concentration Ratio	21
Principle of Pay-For-Performance	22
Evergreen Provisions	22
Option Exchange Programs/Repricing Options	22

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Problematic Compensation Practices and Compensation Committee Performance	23
Restricted Stock	25
Executive Holding Periods	25
Performance-Based Options	25
Options Backdating	26
Pension Plan Income Accounting	26
Shareholder Proposals to Limit Executive and Director Pay	26
Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals	26
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	27
Compensation Consultants - Disclosure of Board or Company’s Utilization	27
Golden and Tin Parachutes	27
Executive Perks and Retirement/Death Benefits	28
Employee Stock Purchase Plans (ESPPs) - Qualified Plans	28
Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans	28
Employee Stock Ownership Plans (ESOPs)	28
OBRA-Related Compensation Proposals	29
Amendments to Add Performance-Based Goals	29
Amendments to Increase Shares and Retain Tax Deductions Under OBRA	29
Approval of Cash or Cash-and-Stock Bonus Plans	29
AUDITORS	30
Auditor Independence	30
Auditor Ratification	30
Auditor Rotation	31
Auditor Indemnification and Limitation of Liability	32
Disclosures Under Section 404 of Sarbanes-Oxley Act	32
Adverse Opinions	33
TAKEOVER DEFENSES	34
Poison Pills	34
Greenmail	35
Shareholder Ability to Remove Directors	35
Shareholder Ability to Alter the Size of the Board	35

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

SHAREHOLDER RIGHTS	36
Confidential Voting	36
Shareholder Ability to Call Special Meetings	36
Shareholder Ability to Act by Written Consent	36
Unequal Voting Rights	36
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	37
Supermajority Shareholder Vote Requirement to Approve Mergers	37
Reimbursing Proxy Solicitation Expenses	38
Bundled Proposals	38
MERGERS & ACQUISITIONS / CORPORATE RESTRUCTURINGS	39
Fair Price Provisions	39
Appraisal Rights	40
Corporate Restructuring	40
Spin-offs	40
Asset Sales	40
Liquidations	40
Going Private Transactions (LBOs, Minority Squeezeouts)	40
Plans of Reorganization (Bankruptcy)	41
CAPITAL STRUCTURE	42
Common Stock Authorization	42
Reverse Stock Splits	42
Blank Check Preferred Authorization	43
Adjust Par Value of Common Stock	43
Preemptive Rights	43
Debt Restructuring	44
STATE OF INCORPORATION	45
Voting on State Takeover Statutes	45
Reincorporation Proposals	45
Offshore Reincorporations and Tax Havens	45
CORPORATE RESPONSIBILITY & ACCOUNTABILITY	46
Social, Environmental and Sustainability Issues	46

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

I. GENERAL CSR RELATED	47
Special Policy Review and Shareholder Advisory Committees	47
Operations in Protected or Sensitive Areas	47
Land Use	47
International Financial Related	47
Affirm Political Non-Partisanship	48
Political Contributions Reporting & Disclosure	48
Military Sales	49
Report on Operations in Sensitive Regions or Countries	49
Recycling Policy	49
II. CLIMATE CHANGE ~ GLOBAL WARMING	50
Kyoto Compliance	50
Greenhouse Gas Emissions	50
Investment in Renewable Energy	51
Sustainability Reporting and Planning	51
Endorsement of CERES Principles	51
III. WORKPLACE PRACTICES & HUMAN RIGHTS	52
Equal Employment Opportunity	52
High-Performance Workplace	52
Non-Discrimination in Retirement Benefits	53
Fair Lending Reporting and Compliance	53
MacBride Principles	53
Contract Supplier Standards	54
Corporate Conduct and Labor Code of Conduct	54
IV CONSUMER HEALTH & PUBLIC SAFETY	55
Phase-out or Label Products Containing Genetically Engineered Ingredients	55
Tobacco-Related Proposals	55
Toxic Emissions	55
Toxic Chemicals	55
Nuclear Safety	56
Concentrated Area Feeding Operations (CAFOs)	56
Pharmaceutical Product Reimportation	56
Pharmaceutical Product Pricing	57

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

TAFT-HARTLEY ADVISORY SERVICES
PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of RiskMetrics’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. RiskMetrics is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Voting on Director Nominees in Uncontested Elections
Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

•	Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•
Performance of the board and key board committees (flagrant actions by management or the board, excessive risk-taking, problematic governance provisions, egregious compensation practices, poor accounting practices, imprudent use of corporate assets, etc.);

•	Failure of the board to properly respond to high withhold/against votes or majority votes on shareholder proposals;

•	Poor long-term corporate performance record relative to peers, S&P 500 or Russell 3000 Indices;

•	Diversity of board.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST1 votes can be triggered by one or more of the following factors:

•	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

________________________________
1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

•
Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

•	Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash and equity awards);

•	Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

•
If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers;

•
If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;

•	The presence of problematic governance issues including interlocking directorships, multiple related-party transactions or other issues putting director independence at risk;

•	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

•
Material failures of governance, stewardship, or fiduciary responsibilities at the company, failure to replace management as appropriate, egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD votes from the members of the Audit Committee when:

•	Consulting (i.e. non-audit) fees paid to the auditor are excessive;

•	Auditor ratification is not included on the proxy ballot;

•	The company receives an adverse opinion on the company’s financial statements from its auditor;

•
There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•
Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Vote AGAINST or WITHHOLD votes from the members of the Compensation Committee when:

•	There is a negative correlation or disconnect between the CEO’s pay and company performance;

•
The company implements a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in its equity plans;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see Options Backdating policy);

•	There is evidence that management/board members are using company stock in hedging activities

•
The company has problematic compensation practices such as the provision of excise tax gross-ups, single and modified single trigger provisions, liberal change in control definitions, excessive executive perks and tax gross-ups on executive perks, excessive executive pay or disproportionately high compensation payouts tied to short-term financial results, etc. (see Probematic Pay Practices policy). Problematic pay practices may warrant voting against or withholding votes from the entire board.

Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Directors
Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

•	Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Non-Independent Chairman
Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

•	Generally vote AGAINST or WITHHOLD votes from any non-independent director who serves as board chairman;

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Generally vote AGAINST or WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Excessive Directorships
As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005. Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

•	Generally vote AGAINST or WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

o
CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board). NOTE: Taft-Hartley Advisory Services will vote against or withhold from overboarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and

o	Non-CEO directors who serve on more than five public company boards.

Performance/Governance Evaluation for Directors
Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of our framework for assessing director performance, we will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, we may also consider the company’s five-year total shareholder return and five-year operational metrics in our evaluation.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

    *Problematic provisions include but are not limited to:

o	a classified board structure;

o	a supermajority vote requirement;

o	majority voting with no carve out for contested elections;

o	the inability for shareholders to call special meetings;

o	the inability for shareholders to act by written consent;

o	a dual-class structure; and/or

o	a non-shareholder approved poison pill.

Vote AGAINST/WITHHOLD votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Director Diversity
Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

•	Support endorsement of a policy of board inclusiveness;

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements
Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Classified Boards ~ Annual Elections
The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

•	Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

•	Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

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If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size
While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

•	Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Limit Term of Office
Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholer proposals on director term limits, consider whether the company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, inluding whether the board chair is independent.

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

•	Generally vote AGAINST proposals to eliminate cumulative voting;

•	Generally vote FOR proposals to restore or provide for cumulative voting unless:

o	The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company’s ballot; and

__________________________________

2 A similar structure would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot in addition to management’s nominees, and their bios are included in management’s proxy.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

o
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

•	Vote FOR proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

Failure to Act on Shareholder Proposals Receiving Majority Support
•	Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)
Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Companies that unilaterally adopt a long-term pill should be subject to a more frequent review –- at least once every three years, beginning the first year following the adoption and extending until the pill has expired or been redeemed. However, we believe special consideration must be given to the combination of a poison pill and a classified board; together they create a powerful anti-takeover and entrenchment device. Instead of only reviewing such companies every 3 years, an annual review is more appropriate. Under a 3-year review, the same class of directors would be receiving against or withhold recommendations, while the other 2 classes of directors would be shielded. An annual review would hold responsible all directors of classified boards for not putting the pill to a shareholder vote.

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Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) at a company that has a dead-hand or modified dead-hand poison pill in place. Vote AGAINST/WITHHOLD every year until this feature is removed;

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Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board has adopted a poison pill with a term of more than 12 months (“long-term pill”) or renewed any existing pill, including any “short-term” pill (12 months or less) without shareholder approval, and there is no requirement or commitment to put the pill to a binding shareholder vote. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill;

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•
Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board makes a material, adverse change to an existing poison pill without shareholder approval;

•	Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

o
The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

o	The issuer‘s rationale;

o	The issuer's governance structure and practices; and

o	The issuer's track record of accountability to shareholders.

Shareholder Access to the Proxy (“Open Access”)
The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

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Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution. Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic governance and compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections
Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

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Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

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Taft-Hartley Advisory Services may vote against/withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This is clearly contradicts the expressed will of shareholders.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•
In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish An Office of the Board
•
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection
Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

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Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

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Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

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Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

COMPENSATION
The housing market collapse and resulting credit crisis have resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and continuing lack of confidence among financial market participants.  Many Taft-Hartley trustees are questioning the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation‘s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms have agreed to these requirements.

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy.

Examples of best pay practices include:

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated.  The severance formula should be reasonable and not overly generous to the executive (e.g., use maximum severance multiple of 3X pay; use pro-rated target/average historical bonus and not maximum bonus).  Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

Change-in-control payments: Change-in-control payments should be “double-triggered” – i.e. payouts should only made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula.  Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension.  Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests.  In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company's stock price.

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

 Stock Option Plans
Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Methodology for Analyzing Pay Plans
The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

•
Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

•	Burn Rate: Vote AGAINST plans where the company’s three year burn rate exceeds of 2 percent of common shares oustanding or the mean plus one standard deviation of its industry group;

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Liberal Definition of Change-in-Control: Vote AGAINST equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language;

•	Problematic Pay Practices: Vote AGAINST equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).

Secondary Considerations:

•	Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

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Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

•	Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

•	Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options;

•	Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Voting Power Dilution (VPD) Calculation
Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan.  Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:           Shares reserved for this amendment or plan;

B:	Shares available under this plan and/or continuing plans prior to proposed amendment;

C:           Shares granted but unexercised under this plan and/or continuing plans;

D:	All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows:           A +  B  +  C
                                                                               A +  B  +  C  + D

Fair Market Value, Dilution and Repricing
Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate
The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Taft-Hartley Advisory Services benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose average three-year burn rates exceed the greater of: (1) the mean plus one standard deviation of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

Executive Concentration Ratio
In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Principle of Pay-For-Performance
Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- three- and five-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation practices. If the equity component is the source of the imbalance, Taft-Hartley Advisory Services will consider opposing the equity plan in which the CEO participates.

•	Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions
Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

•	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing: was the stock price decline beyond management's control?

•	Option vesting: does the new option vest immediately or is there a black-out period?

•	Term of the option: the term should remain the same as that of the replaced option;

•	Exercise price: should be set at fair market or a premium to market;

•	Participants: the plan should be broad-based and executive officers and directors should be excluded;

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

If the surrendered options are added back to the equity plans for re-issuance, then we will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, we will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. We do not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Repricing after a recent decline in stock price triggers additional scrutiny and may warrant a vote AGAINST the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Problematic Compensation Practices and Compensation Committee Performance
Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts can lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of disclosure that would necessitate a higher level of scrutiny, Taft-Hartley Advisory Services may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in the Compensation Discussion and Analysis (CD&A) report.

•
Taft-Hartley Advisory Services will consider voting AGAINST or WITHHOLDING votes from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD vote from the entire board if the whole board was involved in and contributed to egregious compensation. Problematic compensation practices include, but are not limited to, the following:

Non-Performance based Compensation Elements

o	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

o	Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion of performance-based equity awards in the pension calculation);

o
Excessive perks for current, former and/or retired executives (e.g. personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, extraordinary relocation benefits, and/or other inappropriate arrangements);

o	Income tax reimbursements (gross-ups) for any executive perquisites or other payments;

o
Excessive severance and/or change-in-control provisions (e.g. payments upon an executive’s termination in connection with performance failure, provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers --under which an executive may voluntarily depart for any reason and still receive change-in-control severance payments--);

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

o	Change-in-control payouts without loss of job or substantial diminution of job duties (“single-triggers”);

o	Liberal change-in-control definitions in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

o	Payment of dividends or dividend equivalents on unvested/unearned performance awards;

o	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements;

o
Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options);

o	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o	New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions).

Incentives that may Motivate Excessive Risk-Taking

o	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o	Mega annual equity grants that provide unlimited upside with no downside risk;

o	A single performance metric used for short- and long-term plans;

o	High pay opportunities relative to industry peers;

o	Disproportionate supplemental pensions.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Other Problematic Practices

o
Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

o	Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

o	Options backdating (covered in a separate policy);

o	Failure to respond to majority-supported shareholder proposals on executive pay topics;

o	Failure to respond to concerns raised in connection with significant opposition to Management Say on Pay proposals.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for problematic pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock
Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods
Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options
Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

•	Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Options Backdating
Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In considering votes against or withhold votes from the compensation committee members who oversaw the questionable option grant practices or from current compensation committee members who fail to respond to the issue proactively, Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

•	Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

•
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

•
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

•	Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation, considering the following factors:

o
Evaluation of performance metrics in short-term and long-term plans, considering i) the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards; ii) whether the metrics are disclosed; iii) whether the company explains their alignment with the company’s business strategy; and iv) whether the goals appear to be sufficiently challenging in relation to resulting payouts.

o
Evaluation of peer group benchmarking used to set target pay or award opportunities, including i) the rationale stated by the company for constituents in its pay benchmarking peer group; and ii) as the benchmark targets it uses to set or validate executives’ pay.

o
Balance of performance-based versus non-performance-based pay, considering i) the ratio of performance-based versus non-performance-based CEO pay elements; ii) presence of concerns about other compensation factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

o	Presence of problematic pay practices (see Problematic Compensation Practices above).

o	Poor compensation disclosure practices.

•
Vote AGAINST management say on pay proposals where there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, the board exhibits poor communication and responsiveness to shareholders or if the board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

•
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

•	Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

•	Generally vote AGAINST all proposals to ratify golden parachutes;

•	Vote on tin parachutes on a CASE-BY-CASE basis.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Executive Perks and Retirement/Death Benefits
Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•
Generally vote FOR shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)
An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

•
Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

•	Vote FOR amendments that place a cap on annual grants or amend administrative features;

•
Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals
Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•	Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans
•
Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;

•	Vote AGAINST plans that are deemed to be excessive because they are not justified by performance measures;

•	Vote AGAINST plans if the compensation committee does not fully consist of independent outsiders, as defined by Taft-Hartley Advisory Services’ definition of director independence.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence
The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.  In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification
The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties. Taft-Hartley Advisory Services firmly believes mandatory auditor ratification is in line with

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

•
Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation
Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

•	Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

•
Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act
Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

•
Vote AGAINST or WITHHOLD votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

•
Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Adverse Opinions
An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they  essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

•	Vote AGAINST or WITHHOLD votes from Audit Committee members if the company receives an Adverse Opinion on the company’s financial statements from its auditors.

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Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

TAKEOVER DEFENSES
 Poison Pills
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services consider the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, we examine the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

•
Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net operating losses (NOL) pills, which are used to preserve a tax benefit (as opposed to traditional poison pills which are used as a takeover defense), typically have low triggers that some shareholders have difficulty supporting. This lack of support may have the effect of discouraging issuers from seeking shareholder approval for such pills. In assessing NOL pills, we take into account the unique purpose and features of NOL pills to enable shareholders make informed decisions when presented with proposals to adopt such pills, and to encourage issuers to submit such pills to a shareholder vote.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
•	The value of the NOLs;
•	The term;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company‘s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors
Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote AGAINST proposals that provide that directors may be removed only for cause;

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board
Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote FOR proposals that seek to fix the size of the board within an acceptable range;

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

SHAREHOLDER RIGHTS

Confidential Voting
The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•
Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

•	Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights
Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•	Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•
Vote FOR management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote CASE-BY-CASE, taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

Supermajority Shareholder Vote Requirement to Approve Mergers
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Reimbursing Proxy Solicitation Expenses

•	Generally support shareholder proposals to reimburse for proxy solicitation expenses;

•	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

•	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

•
Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

[this part of page intentionally left blank]

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

MERGERS & ACQUISITIONS / CORPORATE RESTRUCTURINGS
A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

o	Impact of the merger on shareholder value;

o	Perspective of ownership (target vs. acquirer) in the deal;

o	Form and mix of payment (i.e. stock, cash, debt, etc.);

o	Fundamental value drivers behind the deal;

o	Anticipated financial and operating benefits realizable through combined synergies;

o	Offer price (cost vs. premium);

o	Change-in-control payments to executive officers;

o	Financial viability of the combined companies as a single entity;

o
Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

o	Fairness opinion (or lack thereof);

o	Changes in corporate governance and their impact on shareholder rights;

o	What are the potential legal or environmental liability risks associated with the target firm?;

o	Impact on community stakeholders and employees in both workforces;

o	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions
Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Appraisal Rights
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

•	Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Spin-offs

•	Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

•	Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

•
Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

•
Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•
Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Changing Corporate Name

•	Vote FOR changing the corporate name in all instances if proposed and supported by management and the board.

Plans of Reorganization (Bankruptcy)
The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company‘s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company‘s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

•	Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

o	Estimated value and financial prospects of the reorganized company;

o	Percentage ownership of current shareholders in the reorganized company;

o	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

CAPITAL STRUCTURE
The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization
State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock.  We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

•	Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:

o
Past Board Performance: i) the company‘s use of authorized shares during the last three years; ii) one- and three-year total shareholder return; and iii) the board‘s governance structure and practices including existing takeover defenses and presence of egregious equity compensation practices;

o	The Current Request: i) specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights;

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits
Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Blank Check Preferred Authorization
Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takover defense);

•	Vote FOR requests to require shareholder approval for blank check authorizations;

•
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable;

•
Vote AGAINST proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights (“blank check” preferred stock);

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Adjust Par Value of Common Stock
Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

•	Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•
Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Debt Restructuring
We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

•	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?

•	Financial Issues— company's financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company's cost of capital

•	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy

•	Conflict of interest—arm's length transactions and managerial incentives

•	Management's efforts to pursue other alternatives

Vote on a CASE-BY-CASE basis proposals regarding debt restructurings.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

[this part of page intentionally left blank]

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

STATE OF INCORPORATION

Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals
Management or shareholder proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens
For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, quantifiable tax benefits associated with foreign incorporation;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies;

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Social, Environmental and Sustainability Issues
Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We typically support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a CASE-BY-CASE basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company's analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a CASE-BY-CASE basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees
These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Operations in Protected or Sensitive Areas
Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and IUCN categorized areas expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor when addressing increased risk and oversight. Restrictions to the company’s operations, damaging public opinion, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

•
Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Land Use
Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with this resolution have been subject to recent litigation and/or significant fines stemming from its land use practices or recent community boycotts.

•
Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

International Financial Related
The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship
Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

•	Generally support proposals affirming political non-partisanship within the company.

Political Contributions Reporting & Disclosure
Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

•	Support reporting of political and political action committee (PAC) contributions;

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

•
Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Military Sales
Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

•
Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries
Over the past decade, a number of public companies – especially within the extractive sector  – have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

•	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

•	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

•
Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

•
Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Recycling Policy
A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

II. CLIMATE CHANGE ~ GLOBAL WARMING
Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value.  Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Kyoto Compliance
The Kyoto Protocol was officially ratified in November 2004 and requires the reduction of greenhouse gas emissions by signatory countries in an effort to lower the global emissions of six key greenhouse gasses and address concerns over climate change. While some Kyoto signatory markets have not yet released the details of their respective regulations for companies, it is clear that there will be some significant financial impact on corporate issuers, especially those that operate in industries profoundly impacted by greenhouse gas emission constraints or regulation. In order to comply with the anticipated standards, companies will have to consider options such as: capital improvement to their facilities to reduce emissions, the cost of “trading” carbon credits on an open market to offset emission overages, or the expense of fines or restrictions resulting from noncompliance.

•
Taft-Hartley Advisory Services generally supports resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company’s core businesses.

Greenhouse Gas Emissions
Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat.  Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines.  With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Investment in Renewable Energy
Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

•
Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

•	Generally vote FOR shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

Sustainability Reporting and Planning
The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society.  Shareholders may request general sustainability reports on a specific location (i.e. drilling in ANWR) or operation (i.e. nuclear facility), often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. Many best practice companies release annual sustainability reports in conjunction to regular annual statement of operations.

•	Generally support shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Endorsement of CERES Principles
These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being. Roughly thirty public companies have voluntarily adopted these principles.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

•	Vote FOR requests asking a company to formally adopt the CERES Principles;

•	Vote FOR adoption of reports to shareholders on environmental issues.

III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity
These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

•
Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

•	Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace
High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

•	Generally support proposals that incorporate high-performance workplace standards.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Non-Discrimination in Retirement Benefits
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Fair Lending Reporting and Compliance
These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

•	Support proposals calling for full compliance with fair-lending laws;

•	Support reporting on overall lending policies and data.

MacBride Principles
These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards
These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

We generally support proposals that:

o
Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

o	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

o	Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

o	Create incentives to encourage suppliers to raise standards rather than terminate contracts;

o	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

o	Request public disclosure of contract supplier reviews on a regular basis;

o
Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct and Labor Code of Conduct
Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

•
Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

•	Support the implementation and reporting on ILO codes of conduct;

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

RiskMetrics Group	www.riskmetrics.com

IV CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients
Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Vote FOR shareholder proposals to label products that contain genetically engineered products;

•	Generally vote AGAINST proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals
Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

•	Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

•	Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Toxic Emissions
Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

•	Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Toxic Chemicals
The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com
disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

•	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals;

•	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

•
Consider shareholder proposals requesting companies to substitute or replace existing products on a CASE-BY-CASE basis, with consideration for applicable regulations and standards in the markets in which the company participates.

Nuclear Safety
These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

•	Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)
The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

•
Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Pharmaceutical Product Reimportation
One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has requested increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

•
Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

•	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing
Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. In addition, the uninsured and underinsured pay substantially more for drugs than manufacturers favored customers such as HMOs and Federal agencies.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

•	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

o	Whether the proposal focuses on a specific drug and region;

o	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

o	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;

o	Whether the company already limits price increases of its products;

o	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries;

o	The extent to which peer companies implement price restraints.

•	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

•
Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

•	Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

RiskMetrics Group	www.riskmetrics.com

Taft Hartley Advisory Services’ guidelines	2010 Taft-Hartley U.S. Proxy Voting Guidelines
based on AFL-CIO proxy voting policy

STATEMENT OF ADDITIONAL INFORMATION

BROWN CAPITAL MANAGEMENT FUNDS

THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
Ticker Symbol BCMSX

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
Ticker Symbol BCSIX

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND
Ticker Symbol BCIIX

Each a series of
THE NOTTINGHAM INVESTMENT TRUST II
116 South Franklin Street, Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Telephone 1-877-892-4226

July 29, 2010

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	4
PORTFOLIO TRANSACTIONS	7
NET ASSET VALUE	8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	9
DESCRIPTION OF THE TRUST	10
ADDITIONAL INFORMATION CONCERNING TAXES	10
MANAGEMENT AND OTHER SERVICE PROVIDERS	15
SPECIAL SHAREHOLDER SERVICES	26
DISCLOSURE OF PORTFOLIO HOLDINGS	27
FINANCIAL STATEMENTS	29
APPENDIX A – DESCRIPTION OF RATINGS	30
APPENDIX B – PROXY VOTING POLICIES	34

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectuses for the Institutional Shares of The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”), The Brown Capital Management Small Company Fund (“Small Company Fund”) and The Brown Capital Management International Equity Fund (“International Equity Fund”) (each a “Fund” and collectively, the “Funds”), each dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectuses.  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein.  Information from the Funds’ Annual Reports to shareholders is incorporated by reference into this SAI.  Copies of the Funds’ Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

OTHER INVESTMENT POLICIES

The Small Company Fund was organized in 1992, the International Equity Fund was organized in 1999, and the Mid-Cap Fund was organized in 2002 and each is a separate diversified series of The Nottingham Investment Trust II (“Trust”), an open-end management investment company.  The Trust was organized on October 25, 1990, as a Massachusetts business trust.  The following policies supplement the Funds’ investment objectives and policies as set forth in the Prospectuses for the Funds.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Repurchase Agreements.  Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  Brown Capital Management, Inc. (“Advisor”), the investment advisor to the Funds, will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Funds will not enter into any repurchase agreement which would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments.  The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When one of the Funds acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated  in one of the top two rating categories by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Foreign Securities.  The Mid-Cap Fund may only purchase foreign securities traded domestically as American Depository Receipts (“ADRs”); provided, however, these Funds do not consider securities of foreign issuers principally traded on U.S. markets to be foreign securities.  The Small Company Fund and the International Equity Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets.  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Foreign securities investment presents special consideration not typically associated with investment in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of

2

foreign securities.  Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Forward Currency Exchange Contracts.  With respect to the Small Company Fund and International Equity Fund, the Funds’ custodian will automatically execute forward currency exchange contracts in order to facilitate the settlement of trades of portfolio securities in foreign markets.  A forward currency exchange contract is a contractual obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.  Forward currency exchange contracts establish an exchange rate at a future date.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers.  A forward currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The forward currency exchange contracts are used to hedge or protect the Funds against an adverse change in foreign currency exchange rates between the trade and settlement dates of portfolio security transactions.  Although forward currency exchange contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  Forward currency exchange contracts will not eliminate fluctuations in the prices of the Funds’ underlying portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Illiquid Investments.  Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of a Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).  Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements.  Within their limitations in illiquid securities, the Funds may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. The International Equity Fund may borrow money in accordance with the 1940 Act.  In the event that the Fund should ever borrow money, such borrowing could increase the Fund’s costs, reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund.  Any and all such borrowing will comply with the requirements of the 1940 Act which requires, among other things, the maintenance of certain asset coverage tests for such borrowings.  Borrowing may also exaggerate changes in the Fund’s Net Asset Value and in the return of the Fund.  Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

3

Defensive Investments.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalents positions ( e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Restricted Securities.  Although not part of its principal investment strategies, The Brown Capital Management International Equity Fund is permitted to purchase restricted securities within its limitation on investments in illiquid securities.  Restricted securities generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”), and that are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund.  A “majority” for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.  None of the Funds will change the investment objective that is stated in the Prospectus without shareholder approval.

As a matter of fundamental policy, the Small Company Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9)	Participate on a joint or joint and several basis in any trading account in securities;

4

(10)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12)
Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13)	Issue senior securities, borrow money, or pledge its assets;

(14)	Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15)	Invest in restricted securities.

As a matter of fundamental policy, the Mid-Cap Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8)
Make short sales of securities or maintain a short position, except short sales “against the box”; (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)  While the Fund has reserved the right to make short sales “against the box,” the Advisor has no present intention of engaging in such transactions during the current fiscal year;

(9)	Participate on a joint or joint and several basis in any trading account in securities;

(10)	Make loans, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(11)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

5

(12)
Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13)	Issue senior securities, borrow money, or pledge its assets;

(14)	Purchase foreign securities (except foreign securities sold as American Depository Receipts without limit);

(15)	Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16)           Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)
Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5)
Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7)	Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)	Invest 25% or more of the value of its total assets in any one country; and

(9)	Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

The following are the International Equity Fund’s non-fundamental operating restrictions, which may be changed by the  Trustees without shareholder approval.  The International Equity Fund may not:

(1)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)	Purchase securities on margin but the International Equity Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

(3)
Make short sales of securities or maintain a short position, except short sales “against the box”; (A short sale is made by selling a security the International Equity Fund does not own.  A short sale is “against the box” to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4)	Participate on a joint or joint and several basis in any trading account in securities;

6

(5)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6)
Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers.  The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds’ fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in

7

accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.  The Advisor directed a portion of the Funds’ brokerage transactions to certain brokers because of those types of research services provided.  The amounts of these transactions for the fiscal year ended March 31, 2010 for the Mid-Cap Fund, the Small Company Fund, and International Fund were $3,742,196, $142,877,522, and $5,310,774 respectively, and the related commissions paid to these brokers were $5,280, $367,099, and $9,320, respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds.  The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker.  The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (“SEC”).  The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as a Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2008, 2009, and 2010 the Mid-Cap Fund paid brokerage commissions of  $11,799, $16,004, and $14,693 respectively; the Small Company Fund paid brokerage commissions of  $281,492, $370,407, and $835,843 respectively (the increase in brokerage commission for the fiscal year ended March 31, 2010 from the fiscal years ended March 31, 2008 and 2009 was primarily due to increased asset flows into the Fund); the International Equity Fund paid brokerage commissions of $32,651, $21,806, and $15,693 respectively (the primary reason the brokerage commissions for the fiscal year ended March 31, 2008 were higher than the brokerage commissions for the fiscal years ended March 31, 2009 and 2010 was due to changes in asset flows into and out of the Fund).

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time, Monday through Friday).  The net asset value per share of each class of each Fund is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of the Funds will not be calculated.

8

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class.  “Assets belonging to the Fund” consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular class of shares will be charged against that class of shares.  Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation.  Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund, are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees.  In valuing the Funds’ total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized costs, which approximate market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds or the Funds’ distributor, Capital Investment Group, Inc. (“Distributor”).  Selling dealers have the responsibility of transmitting orders promptly to the Funds.  The public offering price of shares of each Fund equals net asset value.  The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above.  The fund’s net asset value per share is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt, and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Redemptions.  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Funds – Redeeming Your Shares,” each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

9

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end management investment company.  The Trust’s Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Amended and Restated Declaration of Trust currently provides for the shares of four series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners, LLC of Atlanta, Georgia; The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland (“Brown Capital Management Funds”).  The Funds currently only offer the Institutional Shares class.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectuses or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Funds.

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In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of a Fund’s shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Fund will qualify as RICs if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However,

11

any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Funds intend to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of undistributed ordinary income with respect to each calendar year and undistributed capital gains if the Fund fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, from preceding years. Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by a Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by each Fund from its investment company taxable income (which is, generally, a Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue

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Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, each Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As RICs, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between a Fund and its shareholders and this may affect the shareholders’ AMT liabilities. Each Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, each Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Funds generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.

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Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

Each Fund is permitted to invest in foreign securities as described above. Accordingly, each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund’s distributions paid to you. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Each Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation for Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).

Non-U.S. shareholders may also be subject to the U.S. federal withholding tax on the income resulting from any election by a Fund to treat foreign taxes paid by it as paid by its shareholders, but non-U.S. shareholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of each Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as “interest-related dividends” are generally not subject to the 30% withholding and distributions designated by the Fund as “short-term capital gain dividends” are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. Each Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. Shareholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

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Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property that they own at the time of their death. Shares of a Fund owned by a nonresident alien individual have historically been deemed to be U.S. situs property for U.S. federal estate tax purposes, however under recently enacted legislation, with respect to estates of nonresident alien decedents dying before January 1, 2010, shares of a Fund are not deemed to be property within the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the decedent’s date of death, the assets of the Fund that were “qualifying assets” with respect to the decedent bore to the total assets of the Fund. For these purposes, “qualifying assets” with respect to a nonresident alien decedent include certain bank deposits and debt instruments, and property not within the United States. The remaining portion of the shares of the Fund owned by a nonresident alien decedent dying before January 1, 2010, would be deemed to be U.S. situs property for estate tax purposes. Under current law, this look-through rule for determining situs of RIC shares will cease to apply for nonresident alien decedents dying after December 31, 2009, and Fund Shares owned by such a nonresident alien decedent would be treated as U.S. situs property. Certain credits against the estate tax and relief under applicable tax treaties may be available.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and the Funds’ shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds.  The Trustees set broad policies for the Funds and choose the Funds’ officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust.  The Chairman of the Board of Trustees is an Independent Trustee.  The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.  In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Trustees serve on the Board:

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 78	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust;  Starboard Investment Trust for the four series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

James H. Speed, Jr., 57	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Starboard Investment Trust for the four series of that trust;  and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank.

Interested Trustees*
Keith A. Lee, 50 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.
Other Officers
Eddie C. Brown, 69 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 51 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a

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Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas S. Folk, 49 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, EARNEST Partners Fixed Income Trust	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 33	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 43	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 2008	Systems Analyst for The Nottingham Company since 2005; previously, Fund Accountant for The Nottingham Company.	n/a	n/a
Julian G. Winters, 41 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

Trustee Standing Committees.  The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.  The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters.  The Board of Trustees currently has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Funds’ last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee and the Nominating Committee does not consider nominees recommended by the Funds’ shareholders.  The Nominating Committee meets only as necessary.  The Nominating Committee did not meet during the Funds’ last fiscal year.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should

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participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Governance Committee: The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the Funds’ last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Equity Ownership Information.  The table below shows for each Trustee the amount of each Fund’s equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of a valuation date of December 31, 2009. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000 and ; E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	Small Company Fund	A
	International Equity Fund	A
	Mid-Cap Fund	A
A
James H. Speed, Jr.	Small Company Fund	A
	International Equity Fund	A
	Mid-Cap Fund	A
A
Interested Trustees
Keith A. Lee	Small Company Fund	D
	International Equity Fund	C
	Mid-Cap Fund	D
E

* Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone.  All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2010.  Each of the Trustees currently serves as a Trustee to the four series portfolios of the Trust, including each of the Funds.

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Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Jack E. Brinson, Independent Trustee	$1,250	None	None	$6,000
James H. Speed, Jr., Independent Trustee	$1,250	None	None	$6,000
Keith A. Lee, Trustee	None	None	None	None

Codes of Ethics.  The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code).  The codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy are included as Appendix B to the SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of July 15, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Institutional Shares of the Small Company Fund, 17.16% of the Institutional Shares International Equity Fund, 79.66% of the Institutional Shares of the Mid-Cap Fund.  On the same date, the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 15, 2010.

SMALL COMPANY FUND
Institutional Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Attn: Mutual Funds Dept 101 Montgomery St. San Francisco, CA 94104	5,013,763.050 shares	23.95%

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Nationwide Insurance Company DCVA C/O IPO Portfolio Accounting Post Office Box 182029 Columbus, Ohio 43218	2,233,751.135 shares	10.67%
Nationwide Insurance Company NACO Post Office Box 182029 Columbus, Ohio 43218-2029	1,728,694.427 shares	8.26%
Wachovia Bank, N.A. FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, North Carolina 28262	1,624,798.105 shares	7.76%
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	1,615,539.433 shares	7.72%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS - IC Funds 100 Magellan Way KW1C Covington Ky 41015	1,151,584.941 shares	5.50%

INTERNATIONAL EQUITY FUND
Institutional Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

The City of Baltimore Deferred Compensation Plan 1 Heritage Drive North Quincy, Massachusetts 02171	342,326.270 shares	26.61%1
Delaplaine B Trust, George Delaplaine Jr. & George Delaplaine III TTEES c/o Cass Parker Allfirst Trust Company Post Office Box 1596 Baltimore, Maryland 21203	248,836.214 shares	19.34%

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

MITRA & Co FBO 98 C/O Marshall & Iisley Trust Co. Attn: Mutual Funds 11270 West Park Place Suite 400 Milwaukee, Wisconsin 53224	136,642.951 shares	10.62%
Delaplaine 1989 Family Trust George Delaplaine Jr. & George Delaplaine III TTEES c/o Cass Parker Allfirst Trust Company Post Office Box 1596 Baltimore, Maryland 21203	100,165.998 shares	7.79%
Brown Capital Management Money Purchase and Profit Sharing Trust Attn: Donna Courtney 1201 N. Calvert St. Baltimore, Maryland 21202	76,751.796 shares	5.97%2
SEI Private Trust Co. C/O State Street Bank FBO Energetics Inc PROFIT One Freedom Valley Drive Oaks, Pennsylvania 19456	68,845.187 shares	5.35%

MID-CAP FUND
Institutional Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Brown Family Limited Partnership 11102 Old Carriage Road Glen Arm, Maryland 21057	251,956.695 shares	39.49%1,2
Brown Capital Management, Inc. Investment Option Plan 1201 North Calvert Street Baltimore, Maryland 21202	112,266.151 shares	17.59%2
Brown Capital Management Money Purchase and Profit Sharing Trust Attn: Donna Courtney 1201 N. Calvert St. Baltimore, Maryland 21202	73,683.060 shares	11.55%2

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Irrevocable Trust Agreement of Eddie Brown dated 12/98 Carmen S. Brown Trustee 11102 Old Carriage Rd. Glen Arm, MD 21057	50,827.603 shares	7.97%2

1.
Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

2.	Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.

Investment Advisor and Other Service Providers

Investment Advisor.  Brown Capital Management, Inc., Baltimore, Maryland, was organized as a Maryland corporation in 1983 and is controlled by Eddie C. Brown.  Additonal information about the Advisor’s duties and compensation is contained in the Prospectuses.  The Advisor supervises the Funds’ investments pursuant to an investment advisory agreement for each of the Funds (the “Advisory Agreements”).  The Advisory Agreements are currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreements are terminable without penalty on 60-days’ notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor.  Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio management teams for the Funds are listed in the Prospectuses along with descriptions of their work experience.  Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust, and was a Trustee of the Trust until June 2002.

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreements.

Compensation of the Advisor with regards to the Mid-Cap Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.75%, subject to an annual expense limitation equal to 1.30% of the average daily net assets of the Fund.  For the fiscal year ended March 31, 2008, the Advisor waived all of its fee in the amount of $67,945 and reimbursed $68,809 of the Fund’s operating expenses for that fiscal year.  For the fiscal year ended March 31, 2009, the Advisor waived all of its fee in the amount of $45,178 and reimbursed $99,928 of the Fund’s operating expenses for that fiscal year.  For the fiscal year ended March 31, 2010, the Advisor waived all of its fee in the amount of $63,851 and reimbursed $62,966 of the Fund’s operating expenses for that fiscal year.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.50% of the average daily net assets of the Fund.  For the fiscal years ended March 31, 2008, 2009 and 2010, the Advisor received all of its fee in the amounts of $3,181,852, $3,179,263, and $5,394,241, respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all net assets over $100 million, subject to an annual expense limitation equal to 2.00% of the average daily net assets of the Fund.  For the fiscal year ended March 31, 2008, the Advisor received $144,153 of its fee after waiving $23,923 of its fee for that fiscal year.  For the fiscal year ended March 31, 2009, the

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Advisor received $15,243 of its fee after waiving $87,241 of its fee for that fiscal year.  For the fiscal year ended March 31, 2010, the Advisor received $24,211 of its fee after waiving $80,236 of its fee, and reimbursed $1,509 of the Fund’s operating expenses for that fiscal year.

Compensation of Portfolio Managers.  After one year’s employment with the firm, the portfolio management team earns incentive-based compensation such that 100% of a portfolio manager’s compensation is calculated as a participation in the revenues of the particular service which he or she manages.  The degree of participation in the revenues is determined by the Advisor's perception of a team member’s value and contribution to that specific service where he or she expends efforts.  After a year’s employment, the Advisor contributes on behalf of each employee the maximum allowed by the IRS to a Profit Sharing Plan; portfolio management team members may also acquire equity in Brown Capital Management through a compensation redirection program where they are entitled to purchasing additional equity at their discretion each year.  The portfolio managers’ compensation is not linked to Fund performance but is associated with the Fund’s asset level.

Ownership of Fund Shares by Portfolio Managers.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended March 31, 2010 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000 and; G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Eddie C. Brown	Mid-Cap Fund	G
Calvin H. Baker	Mid-Cap Fund	D
Maurice L. Haywood	Mid-Cap Fund	E
	International Equity Fund	C
Walton D. Pearson	Mid-Cap Fund	C
Daman Blakeney	Mid-Cap Fund	B
Keith A. Lee	Small Company Fund	D
Robert E. Hall	Small Company Fund	G
Kempton Ingersol	Small Company Fund	E
Amy Zhang	Small Company Fund	C
Martin J. Steinik	International Equity Fund	B
Stewart L. Gronek	International Equity Fund	B

Other Accounts Managed by Portfolio Managers.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The following table shows the number of, and total assets in, such other accounts as of the end of each Fund’s fiscal year ended March 31, 2010.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Mid-Cap Fund Team* Eddie C. Brown Calvin H. Baker Maurice L. Haywood Walton D. Pearson Daman Blakeney	0	0	0	0	41	$224.8
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0

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Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Small Company Team* Keith A. Lee Robert E. Hall Kempton Ingersol Amy Zhang	0	0	0	0	12	$1,098
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$35.0
International Equity Fund* Martin J. Steinik Stewart L. Gronek Maurice L. Haywood	0	0	0	0	8	$598.2
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$134.8

* The information listed regarding these portfolio management teams applies jointly to all the portfolio managers on the team.
** In millions of dollars.

Portfolio Managers’ Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include, for example, foundations, endowments, corporate pensions, and sub-advisory accounts (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index the Funds use for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.  While the portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds.  The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.  The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  For some of these investment strategies, the Advisor may be compensated based on the performance of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator.  The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Company (“Administrator”), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

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The Administrator performs the following services for the Funds: (i) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.175% of the Fund’s first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund.  The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $100 million of each Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800.  The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.    The Administrator reimburses the Advisor for certain shareholder servicing and sub-transfer agent fees paid to financial intermediaries.

For services to the Mid-Cap Fund for the fiscal year ended March 31, 2010, 2009, and 2008, the Administrator received from the Mid-Cap Fund general administration fees of $24,011, $24,000, and $24,000, respectively, and fund accounting fees of $27,851, $35,102, and $36,906, respectively.

For services to the Small Company Fund for the fiscal years ended March 31, 2010, 2009, and 2008, the Administrator received from the Small Company Fund general administration fees of $614,424, $392,926, and $393,185, respectively.  For the same fiscal years, the Administrator received fund accounting fees of $80,942, $58,793, and $58,819, respectively, from the Small Company Fund.

For services to the International Equity Fund for the fiscal years ended March 31, 2010, 2009, and 2008, the Administrator received from the International Equity Fund general administration fees of $24,179, $24,000, and $29,413, respectively.  For the same fiscal years, the Administrator received fund accounting fees of $28,044, $28,025, and $28,681, respectively, from the International Equity Fund.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares.

Distributor.  The Funds conduct a continuous offering.  Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each of the Funds’ shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.  The Distributor is controlled by Richard K. Bryant, an officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr., Vice President of the Distributor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

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The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.

Custodian.  Union Bank, 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian  for each Fund’s assets.  The custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund.  The custodian’s compensation is subject to a minimum annual amount per fund of $5,000 for the Mid-Cap Fund and Small Company Fund and $10,000 for the International Equity Fund.

Compliance Services Provider.  The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  NCS receives compensation for this service at an annual rate of $7,750 for each Fund.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds, audit the annual financial statements of the Funds, and prepare the Funds’ federal and state tax returns.  A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, KS 66224, serves as legal counsel to the Trust and the Funds.

SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectuses, share certificates normally are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested.  Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectuses).  A corporation (or partnership) must also submit a

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“Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by (a) duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

Brown Capital Management Funds
[Name of fund]
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Purchases in Kind.  Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing In The Funds – Purchase And Redemption Price” in the Prospectuses.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein.  Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Investing In The Funds – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders and to avoid possible conflicts of interest.  The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer.  In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”).  The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.  The portfolio holdings information provided in these reports is as of the end of the respective quarter.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-

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annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-877-892-4226.  These reports are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Funds’ complete portfolio holdings as of the end of each calendar month.  The Funds will generally make this information available to the public at www.ncfunds.com within ten days of the end of the calendar month and such information will remain available until new information for the next calendar month is posted.  The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts and rating and trading entities until one day after such information has been publicly disclosed on the Funds’ website or as described below.

The Trust’s service providers which have contracted to provide services to the Trust and the Funds, including, for example, the custodian and the Administrator, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure.  Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so.  The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.           to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.           to financial printers (V.G. Reed & Sons, PrintGrafix-a division of Sunbelt Graphic Systems, Inc., PrinterLink Communications Group, Inc., and Riverside Printing, Inc.) within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

3.           to the Administrator, Transfer Agent, Distributor, NCS, custodian, and legal counsel as identified in the Funds’ Prospectus and SAI, on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information for which the Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  These third parties may include:

1.           financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.           research companies that allow the Advisor to perform attribution analysis for the Funds; and

3.           the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Advisor may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds haves recently purchased or sold, or continues to own, one or more securities.  The securities subject to these views and statements may be ones that were purchased or sold since a Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings.  These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor determines that the Funds have a legitimate business purpose for doing so.  The nature and content of the views and statements provided to each of these persons may differ.  From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Funds, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings.  This portfolio commentary may also include information on how these various weightings

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and factors contributed to Fund performance.  The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Funds may be based on the Funds’ portfolios as of the most recent quarter-end or the end of some other interim period, such as month-end.  The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph.  The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Funds when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities.  The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts.  In many cases, these other products are managed in a similar fashion to the Funds and thus have similar portfolio holdings.  The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Funds.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder.  Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Funds’ portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders.  There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable.

Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Funds and their shareholders from providing such information.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2010, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

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APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) or, if unrated, are in the Advisor’s opinion comparable in quality to Investment Grade Debt Securities.  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

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Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  It indicates  very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

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F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy.

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THE NOTTINGHAM INVESTMENT TRUST II

PROXY VOTING AND DISCLOSURE POLICY

I.           Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that The Nottingham Investment Trust II (“Trust”) and each of its series of shares (individually a “Fund” and collectively “Funds”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.           Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.           Delegation to Fund’s Advisor

The Board believes that each Fund’s investment advisor (“Advisor”) is in the best position to make individual voting decisions for such Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund for which the Advisor serves as investment advisor.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

C.           Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast

35

consistent with a specific voting policy as set forth in the Fund’s Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Fund’s Advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.           Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record

36

is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(1)	A copy of this Policy;
(2)	Proxy statements received regarding each Fund’s securities;
(3)	Records of votes cast on behalf of each Fund; and
(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.           Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

       B.  Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.           Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th  day of June, 2003.

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Brown Capital Management, Inc.
IA Policies and Procedures Manual
7/1/08 to Current

Proxy Voting

Policy

Where contractually obligated, Brown Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Proxies are voted on a best efforts basis. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Glass Lewis & Co. a recognized leader in proxy voting and corporate governance areas to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by the BCM operations team and investment staff through information received from Advent's corporate actions module.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at http://www.sec.gov.

Glass Lewis & Co.

Glass Lewis & Co. is a leading research and professional services firm assisting institutions globally that have investment, financial or reputational exposure to public companies.  The firm provides research and analysis that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the Glass Lewis Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Members of BCM’s investment staff individually determine how each proxy ballot will be voted.  Glass Lewis's research, analysis, and voting recommendations are used as a guideline only.

When specifically directed by a client with a separately managed account, BCM will vote as requested.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Donna Courtney has the responsibility for the implementation and monitoring of our proxy voting, corporate action policies, practices, disclosures and record keeping, including outlining our voting and corporate action guidelines in our procedures.  Kim Kratz is BCM's proxy voting coordinator and Joyce Braun and Kristine Lavin are BCM's corporate action coordinators.

Procedure

Brown Capital Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1. Voting Procedures

The physical voting process and recordkeeping of votes is carried out by BCM administrative staff at both the broader company and individual account levels through the Glass Lewis & Co.'s View Point system.

The proxy coordinator follows the following process in voting proxies:

·	Daily holdings are sent to Glass Lewis for all accounts in the proxy group.

·	Daily pulls pending proxy ballots from Glass Lewis website.

·	Prints a security cross reference list in Axys of all accounts in the proxy group that hold the security to be voted.

·	Prints ballots to be voted from Glass Lewis.

·	Matches Glass Lewis ballots to BCM's security cross reference list to ensure a ballot exists for each eligible client.

·	For any ballots missing, contacts Glass Lewis requesting they investigate missing ballots.

·	Distributes ballots to be voted to designated portfolio managers for voting.

·	Votes ballots on-line according to designated portfolio managers' instructions.

·	Generates voted ballot report and attaches it to all prior voting materials generated.

·	Reviewed ballots are scanned to the network and then filed.

·
Portfolio administrators notify proxy coordinator by e-mail of new and discontinued accounts.  Proxy coordinator then completes Glass Lewis's custodian bank template and submits it to the custodian and Glass Lewis to set-up the new accounts.  Proxy coordinator notifies Glass Lewis contact via e-mail of all discontinued accounts.

·
Any account that Glass Lewis does not have a proxy for will be reported on the missing ballot form.   The missing ballot form will be reviewed by CCO, filed with completed ballot and maintained in a missing ballot folder.  Copy will be given to CCO.

·	Quarterly reports detailing ballots voted are provided by Glass Lewis. These reports are sent to clients as requested or upon contractual agreement.

·	Proxy coordinator shall distribute appropriate proxy voting reports to portfolio administrators upon request.

Monitoring:

·	Ballots are given to CCO for review to ensure proper voting.

·	Changes to the proxy group must be approved by DOA.

BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies.

·	Shares in a stock loan program.

·	Proxies for securities held in an unsupervised portion of a client’s account.

·	Proxies that are subject to blocking restrictions.

·	Proxies that require BCM to travel overseas in order to vote.

·	Proxies that are written in a language other than English.

2.  Disclosure

·
Brown Capital Management, Inc. will provide information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Brown Capital Management, Inc. voted client’s proxies, and that clients may request a copy of these policies and procedures.

·	DOA will ensure that each new client receives the current proxy policy.

3.  Client Requests for Information

·	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to proxy coordinator.

·
Proxy coordinator saves the client proxy reports on the computer system and e-mails the reports to the appropriate portfolio administrator. If the report is sent in hard copy format, in response to a client request, the portfolio administrator will prepare a cover letter to send with the report.

4.  Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the investment staff in the review and voting of proxies. These guidelines are set forth below:

Corporate Governance

·	Election of Directors and Similar Matters

In an uncontested election, BCM will generally vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, BCM will review any contested proposal on its merits.

·	Audit Committee Approvals

BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM will generally vote to ratify management’s recommendation and selection of auditors.

·	Shareholder Rights

BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

·	Anti-Takeover Measures, Corporate Restructuring's and Similar Matters

BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

·	Capital Structure Proposals

BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Compensation

•	General

BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

•	Stock Option Plans

BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

 Corporate Responsibility and Social Issues

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.

BCM reserves the right to amend and revise this policy without notice at any time.

5.  Conflicts of Interest

The investment staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision.  The investment staff examines business, personal and familial relationships with the subject company and/or interested parties.  If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue must be voted in accordance with Glass Lewis recommendations. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the investment staff will defer the decision to the fund’s proxy voting committee, which is made up of independent trustees. Decisions made by the fund’s proxy voting committee will be used to vote proxies for the fund. For securities not held by a fund, if Glass Lewis is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

6.  Recordkeeping

Proxy coordinator/portfolio administrator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

1.	Proxy voting policies and procedures.

2.	Proxy statements received for client securities.

3.	Records of votes cast on behalf of clients.

4.	Records of client requests for proxy voting information and written responses by BCM to such requests will be maintained in the client's correspondence folder.

5.	Documents prepared by BCM that were material to making a proxy voting decision or memorialize the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

Corporate Actions

The corporate action coordinators will respond to all corporate action changes necessary to be made to ensure that BCM has the proper securities, ticker symbols and cusip numbers in our portfolio accounting system.  Information will be obtained from Advent's corporate action module (ACA), as our primary source.  The client's custodian bank is our secondary source.  For taxable accounts, due to 1099 reporting, we will change the process to match custodian numbers.  If

BCM becomes aware of a revision of the allocation by our source, we will revise our numbers when the change is greater than 1%.

1. BCM will update Axys using Advent's corporate action module. However, in certain circumstances due to system constraints, a manual posting may be necessary.

2. Print the trade blotter with all transactions before posting.

3. Spot check one account in each service to ascertain if the posting looks correct.

4. Request that the portfolio administrators notify her of any problems with the posting.

5. Resolve any issues with the posting of the corporate action.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust.2

(a)(2)	Certificate of Designation for The Brown Capital Management International Equity Fund.7

(a)(3)	Certificate of Designation for The Brown Capital Management Mid-Cap Fund.10

(a)(4)	Certificate of Amendment.14

(b)	Amended and Restated By-laws.2

(c)
Certificates for shares are not issued.  Articles V, VI, VIII, IX and X of the Amended and Restated Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of shares of the Trust.2

(d)(1)	Investment Advisory Agreement between The Nottingham Investment Trust II and EARNEST Partners Limited, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.8

(d)(2)	First Amendment to the Investment Advisory Agreement between The Nottingham Investment Trust II and EARNEST Partners, LLC, as Advisor to the EARNEST Partners Fixed Income Trust.11

(d)(3)
Amended and Restated Investment Advisory Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.6

(d)(4)	Investment Advisory Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to The Brown Capital Management Mid-Cap Fund.10

(e)(1)	Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the EARNEST Partners Fixed Income Trust.3

(e)(2)	First Amendment to the Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the EARNEST Partners Fixed Income Trust.11

(e)(3)
Amended and Restated Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.8

(e)(4)
First Amendment to the Amended and Restated Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund.11

(e)(5)	Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Mid-Cap Fund.10

(e)(6)	First Amendment to the Distribution Agreement between The Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The Brown Capital Management Mid-Cap Fund.11

(f)	Not Applicable.

(g)(1)	Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.13

(g)(2)	Custodian Agreement (Foreign & Domestic Securities) between The Nottingham Investment Trust II and Union Bank, N.A.13

(g)(3)	First Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.13

(g)(4)	Second Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.13

(g)(5)	Third Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.13

(g)(6)	Fourth Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A.14

(g)(7)	Fifth Addendum to the Master Custodian Agreement between The Nottingham Company and Union Bank, N.A. 14

(h)(1)	Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.5

(h)(2)	Amended and Restated Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.9

(h)(3)	First Amendment to the Amended and Restated Fund Accounting and Compliance Administration Agreement between The Nottingham Investment Trust II and The Nottingham Company, as Administrator.10

(h)(4)	Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and North Carolina Shareholder Services, LLC, as Transfer Agent.5

(h)(5)	Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.9

(h)(6)	Second Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.10

(h)(7)	Third Amendment to the Dividend Disbursing and Transfer Agent Agreement between The Nottingham Investment Trust II and Nottingham Shareholder Services, LLC, as Transfer Agent.11

(h)(8)
Amended and Restated Expense Limitation Agreement between The Nottingham Investment Trust II and Brown Capital Management, Inc., with respect to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund.15

(h)(9)	Amended and Restated Expense Limitation Agreement between The Nottingham Investment Trust II and EARNEST Partners Limited, LLC, with respect to the EARNEST Partners Fixed Income Trust.15

(i)(1)	Opinion of Counsel, regarding the legality of the securities being registered with respect to The Brown Capital Management International Equity Fund.5

(i)(2)	Opinion of Counsel, regarding the legality of the securities being registered with respect to The Brown Capital Management Mid-Cap Fund.10

(i)(3)	Opinion of Counsel, regarding the legality of the securities being registered with respect to the EARNEST Partners Fixed Income Trust, and The Brown Capital Management Small Company Fund.4

(i)(4)	Opinion of Counsel, regarding the legality of the securities being registered with respect to the EARNEST Partners Fixed Income Trust, Investor Class Shares.16

(i)(5)	Consent of The Law Offices of John H. Lively & Associates, Inc., Counsel.16

(j)	Consent of BBD, LLP, Independent Public Accountants. 16

(k)	Not applicable.

(l)	Initial Capital Agreement.1

(m)	Plan of Distribution Pursuant to Rule 12b-1 for the EARNEST Partners Fixed Income Trust. 16

(n)	Multiple Class Plan Pursuant to Rule 18f-3.16

(o)	Reserved.

(p)(1)	Amended and Restated Code of Ethics for The Nottingham Investment Trust II.12

(p)(2)	Code of Ethics for Capital Investment Group, Inc., Distributor to The Nottingham Investment Trust II.9

(p)(3)	Code of Ethics for EARNEST Partners, LLC, Advisor to the EARNEST Partners Fixed Income Trust.14

(p)(4)
Code of Ethics for Brown Capital Management, Inc. Advisor to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund.15

(q)	Powers of Attorney.13

-----------------------

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 29, 1990 (File No. 33-37458).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on June 2, 1995 (File No. 33-37458).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 12, 1996 (File No. 33-37458).
4.	Incorporated herein by reference to Registrant’s Form 24f-2 filing filed on May 29, 1997 (File No. 33-37458).
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on February 24, 1999 (File No. 33-37458).
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on March 16, 1999 (File No. 33-37458).
7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 28, 1999 (File No. 33-37458).
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 1, 2000 (File No. 33-37458).

9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2001 (File No. 33-37458).
10.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2003 (File No. 33-37458).
11.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 31, 2006 (File No. 33-37458).
12.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 31, 2007 (File No. 33-37458).
13.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2008 (File No. 33-37458).
14.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2009 (File No. 33-37458).
15.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 28, 2010 (File No. 33-37458).
16.	Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with The Nottingham Investment Trust II (“Registrant”).

ITEM 30.        Indemnification

The Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated Bylaws (“Bylaws”) of the Registrant contain provisions covering indemnification of the officers and trustees.  The following are summaries of the applicable provisions.

The Registrant’s Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees’ request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

Article XIV of the Registrant’s Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time.  With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

This indemnification will be provided with respect to an action, suit or proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant’s Bylaws.

In addition to foregoing statements, the Registrant has entered into Investment Advisory Agreements with its investment advisors and a Distribution Agreement with its distributor.  These agreements provide indemnification for the respective investment advisors, the distributor and their affiliates.  Some of these persons may also be serving as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisor

See the Prospectuses section entitled “Management of the Funds – The Investment Advisor” and the Statements of Additional Information section entitled “Management and Other Service Providers” for the activities and affiliations of the officers and directors of the investment advisors of the Registrant.  Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The Registrant’s advisors currently serve as advisors to numerous institutional and individual clients.

ITEM 32.	Principal Underwriter

(a)
Capital Investment Group, Inc. is underwriter and distributor for the EARNEST Partners Fixed Income Trust, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, The Hillman Advantage Equity Fund, The Hillman Focused Advantage Fund, the Tilson Dividend Fund, the Tilson Focus Fund, the Giordano Fund, the Caritas All-Cap Growth Fund, the FMX Growth Allocation Fund, the FMX Total Return Fund, the Presidio Multi-Strategy Fund, the WynnCorr Value Fund, the GlobalAfrica Equity Fund, the Global Africa Infrastructure Fund, the GlobalAfrica Natural Resources Fund, and the GlobalAfrica Income Fund..

(b)
Set forth below is information concerning each director and officer of the distributor.  The principal business address of the distributor and each such person is 17 Glenwood Avenue Raleigh, North Carolina 27622, telephone:  919-831-2370.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c)	Not applicable

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by Union Bank, N.A., the Custodian to The Nottingham Investment Trust II, are held by The Nottingham Investment Trust II in the offices of The Nottingham Company, Fund Accountant and Administrator; North Carolina Shareholder Services, LLC d/b/a Nottingham Shareholder Services, LLC, Transfer Agent to The Nottingham Investment Trust II; or by each of the investment advisors to The Nottingham Investment Trust II.

The address of The Nottingham Company, Inc. is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104.  The address of EARNEST Partners, LLC, Advisor to EARNEST Partners Fixed Income Trust, is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.  The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund is 1201 N. Calvert Street, Baltimore, Maryland 21202.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended (“Investment Company Act”), the Registrant has duly caused this Post-Effective Amendment No. 54 to its Registration Statement under the Securities Act and Amendment No. 55 to its Registration Statement under the Investment Company Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 29th day of July, 2010.

THE NOTTINGHAM INVESTMENT TRUST II

By:         /s/ A. Vason Hamrick
A. Vason Hamrick
 Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 54 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		Trustee, Chairman
Jack E. Brinson Date

*		Vice President
Richard K. Bryant Date

*		President and Principal Executive Officer, EARNEST
Douglas S. Folk Date		Partners Fixed Income Trust

*		Trustee, Vice President, and Principal Executive
Keith A. Lee Date		Officer, Brown Capital Management Funds

*		Trustee
James H. Speed, Jr. Date

/s/ Angela D. Mincher	July 29, 2010	Treasurer, Assistant Secretary, and Principal
Angela D. Mincher	Date	Financial Officer

* By: /s/ A. Vason Hamrick	Dated: July 29, 2010
A. Vason Hamrick
Secretary, Assistant Treasurer, and Attorney-in-Fact